SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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ASSET MANAGER PORTFOLIO, ASSET MANAGER: GROWTH PORTFOLIO, CONTRAFUND PORTFOLIO, INDEX 500 PORTFOLIO, INVESTMENT GRADE BOND PORTFOLIO
FUNDS OF VARIABLE INSURANCE PRODUCTS FUND II

To the Shareholders of the above funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Asset Manager Portfolio, Asset Manager: Growth Portfolio, Contrafund Portfolio, Index 500 Portfolio, and Investment Grade Bond Portfolio (the funds), will be held at an office of Variable Insurance Products Fund II (the trust), 27 State Street, 10th Floor, Boston, Massachusetts 02109 on March 14, 2001, at 11:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.

2. To authorize the Trustees to adopt an amended and restated Declaration of Trust.

3. To elect a Board of Trustees.

4. To ratify the selection of Deloitte & Touche LLP as independent accountants of the funds.

5. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for Asset Manager: Growth Portfolio and Contrafund Portfolio.

6. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for Asset Manager: Growth Portfolio and Contrafund Portfolio.

7. To amend each fund's fundamental investment limitation concerning underwriting.

The Board of Trustees has fixed the close of business on January 16, 2001 as the record date for the determination of the shareholders of each of the funds and classes, if applicable entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER Secretary

January 16, 2001

YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

Any variable product owners, who have a voting interest in variable accounts holding shares of the trust, are invited to attend the meeting in person. Any such person who does not expect to attend the meeting is urged to indicate voting instructions on the enclosed voting instruction card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your voting interest may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

REGISTRATION		VALID SIGNATURE
A. 1)	ABC Corp.	John Smith, Treasurer
2)	ABC Corp.	John Smith, Treasurer
c/o John Smith, Treasurer
B. 1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
2)	ABC Trust	Ann B. Collins, Trustee
3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C. 1)	Anthony B. Craft, Cust.	Anthony B. Craft
f/b/o Anthony B. Craft, Jr.
UGMA

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

VARIABLE INSURANCE PRODUCTS FUND II:

ASSET MANAGER PORTFOLIO

ASSET MANAGER: GROWTH PORTFOLIO

CONTRAFUND PORTFOLIO

INDEX 500 PORTFOLIO

INVESTMENT GRADE BOND PORTFOLIO

TO BE HELD ON MARCH 14, 2001

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Variable Insurance Products Fund II (the trust) to be used at the Special Meeting of Shareholders of Asset Manager Portfolio, Asset Manager: Growth Portfolio, Contrafund Portfolio, Index 500 Portfolio, and Investment Grade Bond Portfolio (the funds) and at any adjournments thereof (the Meeting), to be held on March 14, 2001 at 11:00 a.m. at 27 State Street, 10th Floor, Boston, Massachusetts 02109, an office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about January 30, 2001. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the funds provided the expenses do not exceed Initial Class's existing voluntary annual expense cap of _____%. Expenses exceeding Initial Class's voluntary expense cap will be paid by FMR. The funds will reimburse insurance companies and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

The principal business address of Fidelity Distributors Corporation (FDC), the funds' principal underwriter and distribution agent, and Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far East), subadvisers to Asset Manager Portfolio, Asset Manager: Growth Portfolio, and Contrafund Portfolio, is 82 Devonshire Street, Boston, Massachusetts 02109. The principal business address of Fidelity Investments Money Management, Inc. (FIMM), subadviser to Asset Manager Portfolio, Asset Manager: Growth Portfolio, and Contrafund Portfolio, is 1 Spartan Way, Merrimack, New Hampshire 03054. Fidelity Investments Japan Limited (FIJ), located at 1-8-8 Shinkawa, Chuo-ku, Tokyo 104-0033, Japan, is also a subadviser to Asset Manager Portfolio, Asset Manager: Growth Portfolio, and Contrafund Portfolio.

If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, by the trust's receipt of a subsequent valid telephonic vote or by attending the Meeting and voting in person.

All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum, but insurance company variable accounts may vote all their shares in the same proportion as the voting instructions actually received from variable product owners. (For more information on proportional voting, see page ___). Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Shares of each fund of the trust issued and outstanding as of November 30, 2000 are indicated in the following table:

Fund	# of Shares
Asset Manager Portfolio
Asset Manager: Growth Portfolio
Index 500 Portfolio
Contrafund Portfolio
Investment Grade Bond Portfolio

The following table summarizes the proposals applicable to each fund.

Proposal #	Proposal Description	Applicable Funds	Page
1.	To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	All
2.	To authorize the Trustees to adopt an amended and restated Declaration of Trust.	All
3.	To elect as Trustees the fourteen nominees presented in Proposal 3.	All
4.	To ratify the selection of Deloitte & Touche LLP as independent accountants of the funds.	All
5.

To approve an amended sub-advisory agreement with FMR U.K. to allow FMR, FMR U.K., and the trust, on behalf of the fund, to modify the agreement without a shareholder vote if permitted by the Investment Act of 1940 (1940 Act).

Asset Manager: Growth Contrafund
6.

To approve an amended sub-advisory agreement with FMR Far East to allow FMR, FMR Far East, and the trust, on behalf of the fund, to modify the agreement without a shareholder vote if permitted by the 1940 Act.

Asset Manager: Growth Contrafund
7.	To amend each fund's fundamental investment limitation concerning underwriting.	All

[To the knowledge of the trust, substantial (5% or more) record or beneficial ownership of [each/the fund(s) [and class] on November 30, 2000 was as follows:]
[FMR has advised the trust that for Proposals 1 through 7 contained in this Proxy Statement, it will vote its shares at the Meeting FOR each Proposal. To the knowledge of the trust, no [other] shareholder owned of record or beneficially more than 5% of the outstanding shares of [each class of]the fund[s] on that date.] [As of November 30, 2000, the nominees and officers of the trust owned, in the aggregate, less than 1% of the fund[s'] outstanding shares.]

Shares of the trust are currently sold only to life insurance companies. Each company holds its shares in a separate account (Variable Account), which serves as the funding vehicle for its variable insurance products. In accordance with its view of present applicable law, each company will vote its shares held in its respective Variable Account at the Special Meeting of the Shareholders in accordance with instructions received from persons having a voting interest in the Variable Account. Those persons who have a voting interest at the close of business on January 16, 2001, will be entitled to submit instructions to their company.

Fund shares held in a Variable Account for which no timely instructions are received will be voted by the companies in proportion to the voting instructions that are received with respect to all contracts participating in a Variable Account. Voting instructions to abstain on any item to be voted upon will reduce the votes eligible to be cast.

Accordingly, if you wish to vote, you should complete the enclosed voting instruction form as a participant in a Variable Account. All forms which are properly executed and received prior to the Meeting, and which are not revoked, will be voted as described above. If the enclosed voting instruction form is executed and returned, it may nevertheless be revoked at any time prior to the Meeting by written notification received by your company, by execution of a later-dated form received by your company, or by attending the Meeting and voting in person.

For a free copy of each fund's annual report for the fiscal year ended December 31, 2000, and the semiannual report for the fiscal year ended June 30, 2000, call 1-800-544-5429 or write to Fidelity Distributors Corporation at 82 Devonshire Street, Boston, Massachusetts 02109.

VOTE REQUIRED: A plurality of all votes cast at the Meeting is sufficient to approve Proposal 3 and a majority of all votes of the appropriate fund cast at the meeting is sufficient to approve Proposal 4. Approval of Proposal 1 and Proposal 2 requires the affirmative vote of a "majority of the outstanding voting securities" of the entire trust. Approval of Proposals 5 through 7 requires the affirmative vote of "majority of the outstanding securities" of the appropriate funds. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. Broker non-votes are not considered "present" for this purpose.

1. TO CONTINUE THE EFFECTIVENESS OF ARTICLE VIII, SECTION 4 OF THE DECLARATION OF TRUST

The Board of Trustees recommends that shareholders vote to continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.

On September 14, 2000, pursuant to authority granted to the Trustees under Article XII, Section 7 of the Declaration of Trust and applicable laws, the Trustees modified a provision in the Declaration of Trust to resolve any legal uncertainty regarding derivative actions brought on behalf of a fund. Notwithstanding their authority to amend the Declaration of Trust, the Trustees authorized the submission of this amendment to shareholders to vote on the continued effectiveness of the provision. The amended provision currently in effect is set forth below.

Section 4. A Shareholder may bring derivative action on behalf of the Trust only if the Shareholder or Shareholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment advisor or underwriter.

The amendment provides that a Trustee shall not be deemed to have a personal interest or otherwise be disqualified from considering a pre-suit demand by a shareholder to bring a derivative action on behalf of a fund due to his or her service on boards of trustees of other funds with the same or an affiliated investment adviser or underwriter. There is some legal uncertainty regarding whether a Trustee serving on multiple boards of trustees is independent of the investment adviser and, therefore, permitted to consider a pre-suit demand by a shareholder seeking to assert a claim against a fund's investment adviser. The Trustees seek to ensure that they retain the ability to manage the affairs of the funds, including control of derivative actions that are brought on behalf of a fund. This provision in the amendment will resolve any legal uncertainty by expressly stating that a Trustee shall not be deemed to have a personal interest or otherwise be disqualified from considering a pre-suit demand due to his or her service on multiple fund boards of trustees.

Continuing the effectiveness of the amendment will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in shareholders' interests.

If shareholders do not vote to continue the provision's effectiveness, the Trustees will execute an Amended and Restated Declaration of Trust which eliminates Article VIII, Section 4.

Conclusion. The Board of Trustees has concluded that continuing the effectiveness of the amendment to Article VIII, Section 4 of the Declaration of Trust is in the best interests of the trust's shareholders. Accordingly, the Trustees unanimously recommend that shareholders vote FOR the proposal. If the proposal is approved, Article VIII, Section 4 will remain in the Declaration of Trust as presented above. If the proposal is not approved, the Trustees will execute an Amended and Restated Declaration of Trust which eliminates Article VIII, Section 4.

2. TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST.

The Board of Trustees has approved, and recommends that the shareholders of the trust authorize them to adopt and execute, an Amended and Restated Declaration of Trust in the form attached to this Proxy Statement as Exhibit 1 (New Declaration of Trust). The New Declaration of Trust has been marked to show changes from the trust's existing Declaration of Trust (Current Declaration of Trust). The New Declaration of Trust is a standard form that will be used for all new Fidelity funds organized as Massachusetts business trusts going forward.

The New Declaration of Trust gives the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the funds to operate in a more efficient and economical manner. Adoption of the New Declaration of Trust will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the shareholders' interests. Before utilizing any new flexibility that the New Declaration of Trust may afford, the Trustees must first consider the shareholders' interests and then act in accordance with such interests.

Under the Current Declaration of Trust, shareholders generally have the right to vote on any amendment affecting their right to vote, any amendment affecting the amendment provisions of the Declaration of Trust, any amendment that would alter the maximum number of Trustees, any amendment required by law or the trust's registration statement, and any matter submitted to the shareholders by the Trustees. On November 18, 1999, the Trustees approved the form of the New Declaration of Trust. On September 14, 2000, the Board authorized the submission of the New Declaration of Trust to the trust's shareholders for their authorization at this Meeting.

The New Declaration of Trust amends the Current Declaration of Trust in three significant ways.

Number of Trustees. The New Declaration of Trust modifies the Current Declaration of Trust to allow the Trustees to increase the maximum number of Trustees from twelve (12) to fourteen (14). This increase is intended to enhance the flexibility of the Board to organize itself and its committees in overseeing management of the Fidelity Funds and to expand the level of the Board's expertise. Under the Current Declaration of Trust and the New Declaration of Trust the number of Trustees cannot be changed without shareholder approval.

Mergers, Consolidations, Incorporations, Reorganizations. The New Declaration of Trust explicitly allows the Trustees to authorize the merger, consolidation, incorporation or reorganization of a class or a portion of the trust or a series or class thereof in addition to the merger, consolidation, incorporation or reorganization of the whole trust or a series thereof. Providing the Trustees with additional flexibility with respect to classes and a portion of the trust or its series or classes will allow the Trustees to respond more quickly to changes without the cost of an additional shareholder meeting. The Trustees already have this authority with respect to the trust and its series.

The New Declaration of Trust does not give the Trustees the authority to merge a fund or class with another operating mutual fund or sell all or a portion of a class or fund's assets to another operating mutual fund without first seeking shareholder approval. Under the New Declaration of Trust, shareholder approval is still required for these transactions.

In addition, the New Declaration of Trust explicitly allows the Trustees to effect mergers, consolidations, incorporations, reorganizations and similar transactions through any method approved by the Trustees, including share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, and exchange offers.

Initial Approval of Management Contracts. The New Declaration of Trust modifies the Current Declaration of Trust to allow the Trustees, on behalf of a new fund, to enter into a management contract with FMR subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. The Current Declaration of Trust explicitly requires the vote of a majority of the outstanding voting securities of a fund to initially approve such a contract. The SEC permits the sole initial shareholder, usually FMR or an affiliate, to approve the initial management contract rather than the fund's public shareholders. The New Declaration of Trust would clarify that approval by the sole initial shareholder is sufficient if permitted by the SEC.

Conclusion. The Board of Trustees has concluded that the proposed adoption of the New Declaration of Trust is in the best interests of the trust's shareholders. Accordingly, the Trustees unanimously recommend that the shareholders vote FOR the proposal to authorize them to adopt and execute the New Declaration of Trust. If the proposal is not approved, the Current Declaration of Trust will remain unchanged and in effect. Please note that, notwithstanding approval of Proposal 4, if Proposal 3 is not approved, the Trustees will execute an Amended and Restated Declaration of Trust that eliminates Section 4 of Article VIII.

3. TO ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect a Board of Trustees of the trust. The Trustees have determined that the Board of Trustees should be expanded from twelve to fourteen members and have fixed the number of Trustees at fourteen. Pursuant to the provisions of the Declaration of Trust of Variable Insurance Products Fund II, the increase in the size of the Board of Trustees is subject to shareholder approval (see Proposal 2). If shareholders approve expansion of the Board of Trustees, it is intended that the enclosed proxy card will be voted for the election as Trustees of the fourteen nominees listed below unless such authority has been withheld in the proxy card. Otherwise, the number of Trustees will continue to be fixed at twelve and the enclosed proxy card will be voted for all nominees listed below except Abigail P. Johnson and William S. Stavropoulos, unless such authority has been withheld in the proxy card.

Except for Ms. Johnson and Mr. Stavropoulos, all nominees named below are currently Trustees of Variable Insurance Products Fund II and have served in that capacity continuously since originally elected or appointed. Mr. Lautenbach was selected by the trust's Nominating and Administration Committee (see page __) and was appointed to the Board in January 2000. Mr. Stavropoulos is currently a Member of the Advisory Board of the trust. Mr. Stavropoulos was selected by the trust's Nominating and Administration Committee and was appointed as a Member of the Advisory Board on November 1, 2000. Except for Edward C. Johnson 3d and Ms. Johnson, none of the nominees are related to one another. Ms. Johnson is Mr. Johnson's daughter. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser, FMR, or the funds' distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Except for Robert M. Gates, Ned C. Lautenbach, William O. McCoy, Robert C. Pozen, Mr. Cook, Ms. Johnson, Ms. Knowles, and Mr. Stavropoulos, each of the nominees is currently a Trustee of 56 registered investment companies advised by FMR. Mr. Gates, Mr. McCoy and Mr. Pozen are currently Trustees of 55 registered investment companies advised by FMR. Messrs. Cook and Lautenbach and Ms. Knowles are currently Trustees of 53 registered investment companies advised by FMR. Ms. Johnson and Mr. Stavropoulos are not currently Trustees of any registered investment companies advised by FMR.

If shareholders approve an increase in the size of the Board of Trustees, in the election of Trustees, those fourteen nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected. If shareholders do not approve an increase in the size of the Board of Trustees, in the election of Trustees, those twelve nominees (not including Ms. Johnson and Mr. Stavropoulos) receiving the highest number of votes case at the Meeting, provided a quorum is present, shall be elected.

Nominee (Age)	Principal Occupation **	Year of Election or Appointment
J. Michael Cook 58

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP, Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Dow Chemical Company (2000), HCA - The Healthcare Company (1999), and Children First (1999). He is a member of the Executive Committee of the Securities Regulation Institute, past chairman and a member of the Board of Catalyst (a leading organization for the advancement of women in business), and a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped). He also serves as a member of the Board and Executive Committee and as Co-Chairman of the Audit and Finance Committee of the Center for Strategic & International Studies, a member of the Board of Overseers of the Columbia Business School, and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

		2001
Ralph F. Cox 68

President of RABAR Enterprises (management consulting-petroleum industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

		1991
Phyllis Burke Davis 69	Retired from Avon Products, Inc. where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. sales, distribution, and manufacturing. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).	1992
Robert M. Gates 57

Consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (automotive, space, defense, and information technology). Mr. Gates previously served as a Director of LucasVarity PLC (automotive components and diesel engines). He is currently serving as Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary.

		1997
Abigail P. Johnson 39	Vice President of certain Equity Funds (1997), and a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the Funds, is Ms. Johnson's father.	-
*Edward C. Johnson 3d 70

President of Asset Manager Portfolio, Asset Manager: Growth Portfolio, Contrafund Portfolio, Index 500 Portfolio, and Investment Grade Bond Portfolio. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (U.K.) Inc. and of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and a Director of FDC and of FMR Co., Inc. (2000). Abigail P. Johnson is Mr. Johnson's daughter.

		1988
Donald J. Kirk 68

Chairman of the Board of Directors of National Arts Stabilization Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and a Public Governor of the National Association of Securities Dealers, Inc. (1996). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk previously served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995).

		1987
Marie L. Knowles 54

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc.. Ms. Knowles serves as a member of the National Board of the Smithsonian Institution, she is a Trustee of the Brookings Institution, and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

		2001
Ned C. Lautenbach 56

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the IBM Corporation from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation and he also was a member of IBM's Corporate Executive Committee. Mr. Lautenbach has served as Chairman and Chief Executive Officer of Acterna Corporation (global communications equipment) since 1999 and as a Director since 1998. He is also co-Chairman and a Director of Complete Business Solutions, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (global manufacturer of highly engineered products, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

		2000
*Peter S. Lynch 57

Vice Chairman and a Director of FMR; and a Director of FMR Co., Inc. (2000). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.

		1990
William O. McCoy 67

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke-Weeks Realty Corporation (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), the Kenan Transport Company (trucking, 1996), and Acterna Corporation (electronics, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flager Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

		1997
Marvin L. Mann 67	Chairman Emeritus of Lexmark International, Inc. (office machines, 1991) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of PolyOne Corporation (chemicals, 1993), Imation Corp. (imaging and information storage, 1997). He is a Board member of Acterna Corporation (electronics, 1999).	1993
*Robert C. Pozen 54

Senior Vice President of Asset Manager Portfolio (1997), Asset Manager: Growth Portfolio (1997), Contrafund Portfolio (1997), Index 500 Portfolio (1997), and Investment Grade Bond Portfolio (1997). Mr. Pozen also serves as Senior Vice President of other Fidelity funds (1997). He is President and a Director of FMR (1997), Fidelity Management & Research (U.K.) Inc. (1997), Fidelity Management & Research (Far East) Inc. (1997), Fidelity Investments Money Management, Inc. (1998), and FMR Co., Inc. (2000); a Director of Strategic Advisers, Inc. (1999); and Vice Chairman of Fidelity Investments (2000). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.

		1997
William S. Stavropoulos 61

Member of the Advisory Board of Variable Insurance Products Fund II (2000), is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000), and Chief Executive Officer (1995-2000). Currently, he is a Director of Dow Corning Corporation, NCR Corporation (data warehousing and technology solutions, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

		-

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

*** Nominated to serve as Trustee effective on or about January 1, 2001, upon the retirement of Gerald C. McDonough and Thomas R. Williams.

[As of November 30, 2000, the nominees, Trustees and officers of the trust and the funds owned, in the aggregate, less than 1% of the funds' outstanding shares.]

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

The trust's Board, which is currently composed of three interested and nine non-interested Trustees, met eleven times during the twelve months ended December 31, 1999. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.

The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR, or its affiliates (Independent Trustees) and normally meets four times a year, or as required, in conjunction with meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Gates and Lautenbach, and Mrs. Davis are members of the committee. The committee oversees and monitors the trust's internal control structure, its auditing function, and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans, fees, and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role in respect of the trust's investment compliance procedures and the code of ethics. During the twelve months ended December 31, 1999, the committee held nine meetings.

The trust's Nominating and Administration Committee is currently composed of Messrs. Gerald C. McDonough (Chairman) (scheduled to retire at the end of 2000), Cox, Mann, Gates, and Thomas R. Williams (scheduled to retire at the end of 2000). The committee members confer periodically and hold meetings as required. The committee makes nominations for independent trustees, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the Independent Trustees. The committee in the first instance monitors compliance with, and acts as the administrator of the provisions of the code of ethics applicable to the Independent Trustees. During the twelve months ended December 31, 1999, the committee held three meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended December 31, 1999.

Compensation Table
AGGREGATE COMPENSATION FROM A FUND	Edward C. Johnson 3d**	J. Michael Cook*****	Ralph F. Cox	Phyllis Burke Davis	Robert M. Gates	E. Bradley Jones****	Marie L. Knowles******	Donald J. Kirk	Ned C. Lautenbach ***	Peter S. Lynch **	William O. McCoy	Gerald C. McDonough #	Marvin L. Mann	Robert C. Pozen**	William S. Stavropoulos *****	Thomas R. Williams #
Asset Manager B, C, D, +	$ 0	$922	$1383	$1343	$1383	$1383	$0	$1381	$321	$ 0	$1365	$1709	$1383	$ 0	$0	$1354
Asset Manager: Growth B, +	$ 0	$110	$154	$150	$154	$154	$0	$154	$37	$ 0	$152	$191	$154	$ 0	$0	$151
Contrafund B, +	$ 0	$2008	$2140	$2082	$2140	$2140	$0	$2141	$558	$ 0	$2109	$2647	$2140	$ 0	$0	$2095
Index 500 B, +	$ 0	$964	$1292	$1257	$1292	$1292	$0	$1293	$341	$ 0	$1273	$1599	$1292	$ 0	$0	$1264
Investment Grade Bond B, +	$ 0	$124	$202	$196	$202	$202	$0	$202	$46	$ 0	$199	$249	$202	$ 0	$0	$198
TOTAL COMPENSATION FROM THE FUND COMPLEX*, A	$0	$0	$217,500	$211,500	$217,500	$217,500	$0	$217,500	$54,000	$0	$214,5000	$269,000	$217,500	$0	$0	$213,000

* Information is for the calendar year ended December 31, 1999 for 236 funds in the complex.

** Interested Trustees of the funds are compensated by FMR.

***During the period from October 14, 1999 through December 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board of the trust. Mr. Lautenbach was appointed to the Board of Trustees of Variable Insurance Products Fund II effective January 1, 2000.

****Mr. Jones served on the Board of Trustees through December 31, 1999.

*****During the period from March 16, 2000 through December 31, 2000, Mr. Cook serves a Member of the Advisory Board of the Trust. Mr. Cook will be appointed to the Board of Trustees of Variable Insurance Products Fund II effective January 1, 2001.

******During the period from June 15, 2000 through December 31, 2000, Ms. Knowles serves a Member of the Advisory Board of the trust. Ms. Knowles will be appointed to the Board of Trustees of Variable Insurance Products Fund II effective January 1, 2001.

******* Effective November 1, 2000, Mr. Stavropoulos serves as a Member of the Advisory Board.

# Gerald C. McDonough and Thomas R. Williams are scheduled to retire at the end of 2000.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1999, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,735; William O. McCoy, $53,735; and Thomas R. Williams, $62,319.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

C The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $645; Phyllis Burke Davis, $645; Robert M. Gates, $645; E. Bradley Jones, $645; Donald J. Kirk, $645; William O. McCoy, $645; Gerald C. McDonough, $753; Marvin L. Mann, $645; and Thomas R. Williams, $645.

D Certain of the non-interested Trustees' aggregate compensation from certain funds includes accrued voluntary deferred compensation as follows: Ralph F. Cox, $536, VIP Asset Manager; William O. McCoy, $536, VIP Asset Manager; and Thomas R. Williams, $536, VIP Asset Manager.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

4. TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANTS OF THE FUNDS.

By a vote of the non-interested Trustees, the firm of Deloitte & Touche LLP has been selected as independent accountants for each fund to sign or certify any financial statements of each fund required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of each fund, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Deloitte & Touche LLP has advised each fund that to the best of its knowledge and belief, as of the record date, no Deloitte & Touche LLP professional had any direct or material indirect ownership interest in each fund inconsistent with the independence standards pertaining to accountants.

For each fund's fiscal year ended December 31, 1998, the firm of PricewaterhouseCoopers LLP acted as each fund's independent accountants. Effective February 18, 1999, the non-interested Trustees selected the firm of Deloitte & Touche LLP as the independent accountants for each fund beginning with each fund's fiscal year ended December 31, 1999, and December 31, 2000, upon the recommendation of each fund's Audit Committee.

The independent accountants' audit reports for the fiscal year ended December 31 1998, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between each fund and the independent accountants on accounting principles or practices, financial statement disclosures, or audit scope or procedures, which if not resolved to the satisfaction of the independent accountants would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the financial statements for such years.

The independent accountants examine annual financial statements for each fund and provide other audit and tax-related services. In recommending the selection of each fund's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of Deloitte & Touche LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

5. TO APPROVE AN AMENDED SUB-ADVISORY AGREEMENT WITH FMR U.K. FOR ASSET MANAGER: GROWTH PORTFOLIO AND CONTRAFUND PORTFOLIO.

The Board of Trustees, including the Independent Trustees, has approved, and recommends that shareholders of each fund approve, a proposal to adopt an amended sub-advisory agreement among FMR, FMR U.K., and the trust with respect to each fund (Amended Agreement). Each fund's Amended Agreement would allow FMR, FMR U.K., and the trust, on behalf of each fund, to modify the Amended Agreement subject to the requirements of the 1940 Act. Each fund's existing sub-advisory agreement (Present Agreement) requires the vote of a majority of each fund's outstanding voting securities to authorize all amendments. FMR pays all of FMR U.K.'s fees under each fund's Amended Agreement. Each fund's Amended Agreement would not affect the fees that the fund pays to FMR under its present management contract.

Present Agreement. Under each fund's Present Agreement, FMR U.K. acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of each fund. FMR U.K. provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in Europe. Under each fund's Present Agreement with FMR U.K., FMR, not the fund, pays FMR U.K. a fee equal to 110% of FMR U.K.'s costs incurred in connection with providing investment advice and research services.

Furthermore, under each fund's Present Agreement, FMR may grant FMR U.K. investment management authority with respect to all or a portion of each fund's assets, as well as the authority to buy and sell stocks, bonds, and other securities for each fund, subject to the overall supervision of FMR and the Board of Trustees. To the extent that FMR grants FMR U.K. investment management authority under each fund's Present Agreement, FMR, not the fund, pays FMR U.K. a fee equal to 50% of FMR's monthly management fee with respect to each fund's average net assets managed by FMR U.K. on a discretionary basis.

Each fund's Present Agreement requires the vote of a majority of each fund's outstanding voting securities to authorize all amendments.

Proposed Amendment to the Present Agreement. Each fund's Amended Agreement would allow FMR, FMR U.K., and the trust, on behalf of each fund, to amend the Proposed Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, each fund's Present Agreement explicitly requires the vote of a majority of the outstanding voting securities of each fund to authorize all amendments. Generally, the proposed modification to the Present Agreement's amendment provisions would allow amendment of the Amended Agreement without shareholder vote only if the 1940 Act so permits. In short, the proposed modification gives FMR, FMR U.K., and the trust added flexibility to amend the Amended Agreement subject to 1940 Act constraints. Of course, any future amendments to the Amended Agreement would require the approval of the Board of Trustees.

On September 14, 2000, the Board of Trustees agreed to submit the Amended Agreement to shareholders of each fund pursuant to a vote of both the full Board of Trustees and the Independent Trustees. The Trustees considered the benefit to shareholders of FMR's, FMR U.K.'s, and the trust's increased flexibility (within 1940 Act constraints) to amend the Amended Agreement without the delays and potential costs of a proxy solicitation.

A copy of the form of Amended Agreement, marked to indicate the proposed amendment, is supplied as Exhibit ___ beginning on page __. Except for the modification discussed above, each fund's Amended Agreement is substantially identical to its Present Agreement. (For a detailed discussion of the fund's Present Agreement, refer to the section entitled "Sub-Advisory Agreements" beginning on page __.) If approved by shareholders, each fund's Amended Agreement will take effect on April 1, 2001 (or the first day of the first month following approval) and will remain in effect through July 31, 2001 and from year to year thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of each fund. Each fund's Amended Agreement would be terminable on 60 days' written notice by either party to the agreement and the Amended Agreement would terminate automatically in the event of its assignment. If each fund's Amended Agreement is not approved, its Present Agreement will continue in effect through July 31, 2001 and thereafter only as long as its continuance is approved at least annually as above.

FMR would continue to pay all of FMR U.K.'s fees under each fund's Amended Agreement. If shareholders approve the Amended Agreement, FMR could, in the future and subject to the approval of the Board of Trustees, further amend the Amended Agreement to change the fees FMR pays to FMR U.K. for providing the services described above. If shareholders approve the Amended Agreement, FMR could not, however, in the future amend each fund's present management contract to increase each fund's management fee rate payable to FMR thereunder without shareholder approval.

FMR U.K., with its principal office in London, England, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

FMR U.K. may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR U.K.'s only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR U.K., Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR U.K., see the section entitled "Activities and Management of FMR U.K., FMR Far East, and FIJ" on page __.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to each fund, if the Amended Agreement is approved by shareholders, the Amended Agreement will take effect on the first day of the first month following approval. If the Amended Agreement is not approved by shareholders, the Present Agreement with FMR U.K. will remain in effect.

6. TO APPROVE AN AMENDED SUB-ADVISORY AGREEMENT WITH FMR FAR EAST FOR ASSET MANAGER: GROWTH PORTFOLIO AND CONTRAFUND PORTFOLIO.

The Board of Trustees, including the Independent Trustees, has approved, and recommends that shareholders of each fund approve, a proposal to adopt an amended sub-advisory agreement among FMR, FMR Far East, and the trust with respect to each fund (Amended Agreement). Each fund's Amended Agreement would allow FMR, FMR Far East, and the trust, on behalf of each fund, to modify the Amended Agreement subject to the requirements of the 1940 Act. Each fund's existing sub-advisory agreement (Present Agreement) requires the vote of a majority of each fund's outstanding voting securities to authorize all amendments. FMR pays all of FMR Far East's fees under each fund's Amended Agreement. Each fund's Amended Agreement would not affect the fees that each fund pays to FMR under its present management contract.

Present Agreement. Under each fund's Present Agreement, FMR Far East acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of each fund. FMR Far East provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in the Far East. Under each fund's Present Agreement with FMR Far East, FMR, not the fund, pays FMR Far East a fee equal to 105% of FMR Far East's costs incurred in connection with providing investment advice and research services. Effective January 1, 2000, FMR Far East, in turn, has entered into an agreement with FIJ, a wholly-owned subsidiary of FIL, to provide such investment research and portfolio management advice as FMR Far East reasonably requests. FMR Far East, not the fund, pays FIJ a sub-advisory fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services.

Furthermore, under each fund's Present Agreement, FMR may grant FMR Far East investment management authority with respect to all or a portion of each fund's assets, as well as the authority to buy and sell stocks, bonds, and other securities for each fund, subject to the overall supervision of FMR and the Board of Trustees. To the extent that FMR grants FMR Far East investment management authority under each fund's Present Agreement, FMR, not the fund, pays FMR Far East a fee equal to 50% of FMR's monthly management fee with respect to each fund's average net assets managed by FMR Far East on a discretionary basis.

Each fund's Present Agreement requires the vote of a majority of each fund's outstanding voting securities to authorize all amendments.

Proposed Amendment to the Present Agreement. Each fund's Amended Agreement would allow FMR, FMR Far East, and the trust, on behalf of each fund, to amend the Proposed Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, each fund's Present Agreement explicitly requires the vote of a majority of the outstanding voting securities of each fund to authorize all amendments. Generally, the proposed modification to the Present Agreement's amendment provisions would allow amendment of the Amended Agreement without shareholder vote only if the 1940 Act so permits. In short, the proposed modification gives FMR, FMR Far East, and the trust added flexibility to amend the Amended Agreement subject to 1940 Act constraints. Of course, any future amendments to the Amended Agreement would require the approval of the Board of Trustees.

On September 14, 2000, the Board of Trustees agreed to submit the Amended Agreement to shareholders of each fund pursuant to a vote of both the full Board of Trustees and the Independent Trustees. The Trustees considered the benefit to shareholders of FMR's, FMR Far East's, and the trust's increased flexibility (within 1940 Act constraints) to amend the Amended Agreement without the delays and potential costs of a proxy solicitation.

A copy of the form of Amended Agreement for each fund, marked to indicate the proposed amendment, is supplied as Exhibit __ beginning on page __. Except for the modification discussed above, each fund's Amended Agreement is substantially identical to its Present Agreement. (For a detailed discussion of the fund's Present Agreement, refer to the section entitled "Sub-Advisory Agreements" beginning on page __.) If approved by shareholders, each fund's Amended Agreement will take effect on April 1, 2001 (or the first day of the first month following approval) and will remain in effect through July 31, 2001 and from year to year thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of each fund. Each fund's Amended Agreement would be terminable on 60 days' written notice by either party to the agreement and the Amended Agreement would terminate automatically in the event of its assignment. If each fund's Amended Agreement is not approved, its Present Agreement will continue in effect through July 31, 2001 and thereafter only as long as its continuance is approved at least annually as above.

FMR would continue to pay all of FMR Far East's fees under each fund's Amended Agreement. If shareholders approve the Amended Agreement, FMR could, in the future and subject to the approval of the Board of Trustees, further amend the Amended Agreement to change the fees FMR pays to FMR Far East for providing the services described above. If shareholders approve the Amended Agreement, FMR could not, however, in the future amend each fund's present management contract to increase each fund's management fee rate payable to FMR thereunder without shareholder approval.

FMR Far East, with its principal office in Tokyo, Japan, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

FMR Far East may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR Far East's only client other than FMR is FIL, an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR Far East, Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR Far East, see the section entitled "Activities and Management of FMR U.K., FMR Far East, and FIJ" on page ____.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to each fund, if the Amended Agreement is approved by shareholders, the Amended Agreement will take effect on the first day of the first month following approval. If the Amended Agreement is not approved by shareholders, the Present Agreement with FMR Far East will remain in effect.

7. TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING UNDERWRITING.

Each fund's current fundamental investment limitation concerning underwriting states:

"The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities."

The Trustees recommend that shareholders of each fund vote to replace each fund's limitation with the following amended fundamental investment limitation governing underwriting (additional disclosure is underlined; deleted language is [bracketed]):

"The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies."

The primary purpose of the proposal is to clarify that each fund is not prohibited from investing in other investment companies, even if as a result of such investment, each fund is technically considered an underwriter under federal securities laws.

The proposal also serves to conform each fund's fundamental investment limitation concerning underwriting to a limitation which is expected to become standard for all funds managed by FMR or its affiliates. If the proposal is approved, the new limitation may not be changed without the approval of shareholders.

Adoption of the proposed limitation concerning underwriting is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the securities or instruments in which each fund invests.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of a fund, that fund's current limitation will remain unchanged.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ACTIVITIES AND MANAGEMENT OF FMR

FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees and average net assets of funds with investment objectives similar to Asset Manager: Growth Portfolio and Contrafund Portfolio and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit __ beginning on page __.

FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; and Peter S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Pozen, Abigail P. Johnson, John H. Costello, Robert A. Dwight, Maria F. Dwyer, Thomas J. Simpson, Eric D. Roiter, Dwight D. Churchill, Stanley N. Griffith, David L. Murphy, Robert A. Lawrence, Bart Grenier, Charles S. Morrison II, Steven J. Snider, John Todd, William Danoff, Jason L. Weiner and Kevin E. Grant are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Messrs. Dwight, Costello, Simpson, and Ms. Dwyer, all of these persons hold or have options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, -1972. Members of Mr. Edward C. Johnson 3d and Ms. Abigail P. Johnson's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

During the period January 1, 2000 through October 31, 2000, the following transaction was entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp. The Peter S. Lynch Revocable Trust sold 60,566 shares of preferred stock of FMR Corp. to FMR Corp. for a cash payment of approximately $9 million and a promissory note in the amount of approximately $44 million.

ACTIVITIES AND MANAGEMENT OF FMRC

FMRC is a wholly-owned subsidiary of FMR formed in 1999 to provide portfolio management services to certain Fidelity funds and investment advice with respect to equity and high income instruments.

Funds with investment objectives similar to Asset Manager: Growth Portfolio and Contrafund Portfolio for which FMR has entered into a sub-advisory agreement with FMRC, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit __ beginning on page __.

The Directors of FMRC are Edward C. Johnson 3d, Robert C. Pozen, President, and Peter S. Lynch. Mr. Johnson 3d is also President and a Trustee of the trust and of other funds advised by FMR; Chairman, Chief Executive Officer, and a Director of FMR Corp.; Chairman of the Board and of the Executive Committee of FMR; a Director of FMR; Chairman and a Director of FMR U.K., FMR Far East, and FIMM. In addition, Mr. Pozen is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; President and a Director of FMR, FMR U.K., FMR Far East, and FIMM; a Director of Strategic Advisers, Inc., and Vice Chairman of Fidelity Investments. Mr. Lynch is also Vice Chairman and a Director of FMR. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

ACTIVITIES AND MANAGEMENT OF FIMM

FIMM is a wholly-owned subsidiary of FMR formed in 1997 to provide portfolio management services to certain Fidelity funds and investment advice with respect to fixed-income instruments.

The Directors of FIMM are Edward C. Johnson 3d, Chairman, and Robert C. Pozen, President. Mr. Johnson 3d is also President and a Trustee of the trust and of other funds advised by FMR; Chairman, Chief Executive Officer, and a Director of FMR Corp.; Chairman of the Board and of the Executive Committee of FMR; a Director of FMR; Chairman and President and a Director of FMR U.K. and FMR Far East and a Director of FMRC. In addition, Mr. Pozen is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; President and a Director of FMR, FMR U.K., FMR Far East, and FMRC, a Director of Strategic Advisers, Inc.; and Vice Chairman of Fidelity Investments. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

ACTIVITIES AND MANAGEMENT OF FMR U.K., FMR FAR EAST, AND FIJ

On behalf of Asset Manager Portfolio, Asset Manager: Growth Portfolio, and Contrafund Portfolio, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East, wholly-owned subsidiaries of FMR formed in 1986. FMR Far East in turn has entered into sub-advisory agreements with FIJ. FIJ, organized in Japan in 1986, is a wholly-owned subsidiary of Fidelity International Limited (FIL), a Bermuda company formed in 1968.

FMR U.K. and FMR Far East provide research and investment recommendations with respect to companies based outside of the United States for certain fund for which FMR acts as investment advisor. FMR U.K. focuses primarily on companies based in the U.K. and Europe. FMR Far East focuses primarily on companies based in the Far East. FMR U.K. and FMR Far East may also be granted investment management authority as well as the authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR believes it would be beneficial to the fund. FMR Far East may receive from FIJ investment research and advice relating to Japanese and other Asian issuers. Funds with investment objectives similar to Asset Manager: Growth Portfolio and Contrafund Portfolio managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K., FMR Far East and/or FIJ and the net assets of each of these funds. are indicated in the Table of Average Net Assets and Expense Ratio's in Exhibit 4 beginning on page ___.

The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d, Chairman, and Robert C. Pozen, President. Mr. Johnson 3d is also President and a Trustee of the trust and other funds advised by FMR; Chairman, Chief Executive Officer, and a Director of FMR Corp.; Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of FIMM; a Director of FMR and FMRC. In addition, Mr. Pozen is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; President and a Director of FMR, FMRC, and FIMM; and a Director of Strategic Advisers, Inc.; and Vice Chairman of Fidelity Investments. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

The Directors of FIJ are Billy Wilder, President, Simon Haslam, Noboru Kawai, Yasuo Kuramoto, Tetsuzo Nishimura, Takeshi Okazaki, and Hiroshi Yamashita. The principal business address of each of the Directors is 1-8-8 Shinkawa, Chuo-ku, Tokyo 104-0033, Japan.

PRESENT MANAGEMENT CONTRACTS

Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.

In addition to the management fee payable to FMR, each class pays transfer agent fees to Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR. Each fund pays pricing and bookkeeping fees to Fidelity Service Company, Inc. (FSC), an affiliate of FMR, on behalf of each class of the fund. Although each fund's current management contract provides that each fund will pay for typesetting, printing and mailing prospectuses, statements of additional information, notices, and reports to shareholders, the trust, on behalf of each fund has entered into a revised transfer agent agreement with FIIOC, pursuant to which FIIOC bears the costs of providing these services to existing shareholders of the applicable classes. Other expenses paid by each fund include interest, taxes, brokerage commissions, and each fund's proportionate share of insurance premiums and Investment Company Institute dues. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which each fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. Each fund also pays the costs related to the solicitation of fund proxies from variable product owners.

Transfer agent fees, including reimbursement for out-of-pocket expenses, paid to FIIOC by the applicable class for fiscal 1999 amounted to $362,689 and $5,376 for Initial Class and Service Class of Asset Manager: Growth Portfolio, respectively, and $5,024,881 and $248,227 for Initial Class and Service Class of Contrafund Portfolio, respectively. Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC by the fund for fiscal 1999 amounted to $242,995 for Asset Manager: Growth Portfolio and $955,854 for Contrafund Portfolio.

FSC also received fees for administering Asset Manager: Growth Portfolio's and Contrafund Portfolio's securities lending program. Securities lending costs are based on the number and duration of individual securities loans. Securities lending costs for fiscal 1999 were $3 for Asset Manager: Growth Portfolio and $2,108 for Contrafund Portfolio.

Each fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Each distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the class, which are continuously offered at net asset value per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

FDC received no payments from Initial Class of each fund pursuant to Distribution and Service Plans under Rule 12b-1. The Plans do not authorize payments by the funds other than those that are to be made to FMR under their management contracts.

In addition, FDC received from the fund fees pursuant to Distribution and Service Plans under Rule 12b-1 in fiscal 1999 as follows:

12b-1 Fees Paid to FDC
Asset Manager: Growth Portfolio
Service Class	$6,803
Contrafund Portfolio
Service Class	$353,057

Currently, FDC may reallow to intermediaries (such as insurance companies, broker-dealers and other service-providers), including its affiliates, up to the full amount of 12b-1 fees paid by the Service Class and Service Class 2 for providing services intended to result in the sale of Service Class and Service Class 2 shares and/or support services that benefit variable product owners.

FMR is each fund's manager pursuant to a management contract dated November 1, 1999. The management contract for each fund was submitted to and approved by the Board of Trustees in connection with a proposal to modify the management fee to provide for lower fees when FMR's assets under management increase. Each fund's management contract was approved by shareholders on September 16, 1998. The management contract for each fund was submitted to shareholders in connection with a proposal to modify the management fee to provide for lower fees when FMR's assets under management increase, as well as to modify the management contract subject to the requirements of the 1940 Act.

For the services of FMR under each management contract, Asset Manager: Growth Portfolio and Contrafund Portfolio pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $826 billion of group net assets - the approximate level for December 1999 - was 0.2768%, which is the weighted average of the respective fee rates for each level of group net assets up to $826 billion.

The following is the fee schedule for Asset Manager: Growth Portfolio, and Contrafund Portfolio:

GROUP FEE RATE SCHEDULE		EFFECTIVE ANNUAL FEE RATES
Average Group Assets	Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0 - $3 billion	.5200%	$ 1 billion	.5200%
3 - 6.4900		50.3823
6 - 9.4600		100.3512
9 - 12.4300		150.3371
12 - 15.4000		200.3284
15 - 18.3850		250.3219
18 - 21.3700		300.3163
21 - 24.3600		350.3113
24 - 30.3500		400.3067
30 - 36.3450		450.3024
36 - 42.3400		500.2982
42 - 48.3350		550.2942
48 - 66.3250		600.2904
66 - 84.3200		650.2870
84 - 102.3150		700.2838
102 - 138.3100		750.2809
138 - 174.3050		800.2782
174 - 210.3000		850.2756
210 - 246.2950		900.2732
246 - 282.2900		950.2710
282 - 318.2850		1,000.2689
318 - 354.2800		1,050.2669
354 - 390.2750		1,100.2649
390 - 426.2700		1,150.2631
426 - 462.2650		1,200.2614
462 - 498.2600		1,250.2597
498 - 534.2550		1,300.2581
534 - 587.2500		1,350.2566
587 - 646.2463		1,400.2551
646 - 711.2426
711 - 782.2389
782 - 860.2352
860 - 946.2315
946 - 1,041.2278
1,041 - 1,145.2241
1,145 - 1,260.2204
over - 1,260.2167

The individual fund fee rate for Asset Manager: Growth Portfolio and Contrafund Portfolio is 0.30%. Based on the average net assets of the funds advised by FMR for December 1999, each fund's annual management fee rate would be as follows:

	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
Asset Manager: Growth Portfolio	0.2768%	+	0.30%	=	0.5768%
Contrafund Portfolio	0.2768%	+	0.30%	=	0.5768%

One-twelfth of the management fee is applied to each fund's average net assets for the month, giving a dollar amount which is the fee for that month.

During the fiscal 1999, FMR received $3,196,423 and $45,655,867 for its services as investment adviser to Asset Manager: Growth Portfolio and Contrafund Portfolio, respectively. These fees are equivalent to 0.58% and 0.58%, respectively, of the average net assets of each fund.

FMR may, from time to time, voluntarily agree to reimburse all or a portion of a class's total operating expenses (exclusive of interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. These arrangements can be discontinued by FMR at any time.

FMR has voluntarily agreed, subject to revision or discontinuance, to reimburse each class of the fund to the extent that their total operating expenses, as a percentage of their respective average net assets exceed the following rates:

	Initial Class		Service Class		Service Class 2
Asset Manager: Growth Portfolio	1.1.00%	1.	1.1.10%	1.	1.1.25%	1.
Contrafund Portfolio	1.1.00%	1.	1.1.10%	1.	1.1.25%	1.

SUB-ADVISORY AGREEMENTS

On behalf of Asset Manager: Growth Portfolio and Contrafund Portfolio, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. FMR Far East, in turn, has entered into an agreement with FIJ. Pursuant to the sub-advisory agreements with FMR U.K. and FMR Far East, FMR may receive investment advice and research services outside the United States from the sub-advisers. FMR may also grant the FMR U.K. and FMR Far East investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds. Asset Manager: Growth Portfolio's and Contrafund Portfolio's sub-advisory agreements, dated December 1, 1994, were approved by shareholders on April 13, 1994.

Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.

FMR U.K. and FMR Far East, which were organized in 1986, are wholly-owned subsidiaries of FMR. FIJ, which was organized in 1986, is a wholly-owned subsidiary of FIL. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services. FMR Far East pays FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services.

For providing discretionary investment management and executing portfolio transactions, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee rate (including any performance adjustment) with respect to each fund's average net assets managed by the sub-adviser on a discretionary basis.

For providing investment advice and research services, on behalf of Asset Manager: Growth Portfolio and Contrafund Portfolio, the fees paid to the sub-advisers for the fiscal year ended December 31, 1999 were as follows:

	FMR U.K.	FMR Far East
Asset Manager: Growth Portfolio	$ 6,981	$ 4,267
Contrafund Portfolio	$ 683,323	$ 410,783

For providing discretionary investment management and executing portfolio transactions on behalf of each fund, no fees were paid by FMR to FMR U.K. or FMR Far East for the fiscal year ended December 31, 1999.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract.

FMR may place agency transactions with National Financial Services LLC (NFS) and Fidelity Brokerage Services Japan, LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. FMR may also place agency transactions with REDIBook ECN LLC (REDIBook), an electronic communication network (ECN) in which a wholly-owned subsidiary of FMR Corp. has an equity ownership interest, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

The brokerage commissions paid to NFSC and FBSJ by Asset Manager: Growth Portfolio and Contrafund Portfolio for the fiscal year ended December 31, 1999, are listed in the following table:

	Brokerage Commissions Paid to NFSC	% of Aggregate Commissions Paid to NFSC	Brokerage Commissions Paid to FBSJ	% of Aggregate Commissions Paid to FBSJ
Asset Manager: Growth Portfolio	$ 12,555	3%	$0	0%
Contrafund Portfolio	$ 1,207,934	6%	$9,208	0%

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.

NOTICE TO INSURANCE COMPANIES

Please advise the trust, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, MA 02109, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT I

UNDERLINED DISCLOSURE WILL BE ADDED
[BRACKETED] DISCLOSURE WILL BE DELETED

FORM OF

AMENDED AND RESTATED DECLARATION OF TRUST
VARIABLE INSURANCE PRODUCTS FUND II

AMENDED AND RESTATED DECLARATION OF TRUST, made [September 14, 2000]______ __, ____ by each of the Trustees whose signature is affixed hereto (the "Trustees").

WHEREAS, the Trustees desire to amend and restate this Declaration of Trust for the sole purpose of supplementing the Declaration of Trust to incorporate amendments duly adopted; and

WHEREAS, this [T]trust was initially made on March 21, 1988 by Edward C. Johnson 3d, J. Gary Burkhead, and Frank Nesvet in order to establish a trust for the investment and reinvestment of funds contributed thereto; and

NOW, THEREFORE, the Trustees declare that all money and property contributed to the trust hereunder shall be held and managed in trust under this Amended and Restated Declaration of Trust as herein set forth below.

_________________________________________________

ARTICLE I

NAME AND DEFINITIONS

NAME

Section 1. This Trust shall be known as "Variable Insurance Products Fund II."

DEFINITIONS

Section 2. Wherever used herein, unless otherwise required by the context or specifically provided:

(a) The terms "Affiliated Person," "Assignment," "Commission," "Interested Person," "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable), and "Principal Underwriter" shall have the meanings given them in the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder;

(b) "Bylaws" shall mean the bylaws of the Trust, if any, as amended from time to time;

(c) "Class" refers to the class of Shares of a Series of the Trust established in accordance with the provisions of Article III;

(d) "Declaration of Trust" means this Amended and Restated Declaration of Trust, as further amended or restated, from time to time;

(e) "Net Asset Value" means the net asset value of each Series of the Trust or Class thereof determined in the manner provided in Article X, Section 3;

(f) "Shareholder" means a record owner of Shares of the Trust;

(g) "Shares" means the equal proportionate transferable units of interest into which the beneficial interest of the Trust or each Series shall be divided from time to time, including such Class or Classes of Shares as the Trustees may from time to time create and establish and including fractions of Shares as well as whole Shares as consistent with the requirements of Federal and/or state securities laws;

(h) "Series" refers to any series of Shares of the Trust established in accordance with the provisions of Article III;

(i) "Trust" refers to Variable Insurance Products Fund II and reference to the Trust, when applicable to one or more Series of the Trust, shall refer to any such Series;

(j) "Trustees" refer to the individual trustees in their capacity as trustees hereunder of the Trust and their successor or successors for the time being in office as such trustee or trustees; and

(k) "1940 Act" refers to the Investment Company Act of 1940, as amended from time to time.

ARTICLE II

PURPOSE OF TRUST

The purpose of this Trust is to provide investors a continuous source of managed investment in securities.

ARTICLE III

BENEFICIAL INTEREST

SHARES OF BENEFICIAL INTEREST

Section 1. The beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Series or Classes of Series as the Trustees shall, from time to time, create and establish. The number of authorized Shares of each Series, and Class thereof, is unlimited. Each Share shall be without par value and shall be fully paid and nonassessable. The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the Shareholders of any Series or Class of the Trust (a) to create and establish (and to change in any manner) Shares or any Series or Classes thereof with such preferences, voting powers, rights, and privileges as the Trustees may, from time to time, determine; (b) to divide or combine the Shares or any Series or Classes thereof into a greater or lesser number; (c) to classify or reclassify any issued Shares into one or more Series or Classes of Shares; (d) to abolish any one or more Series or Classes of Shares; and (e) to take such other action with respect to the Shares as the Trustees may deem desirable.

ESTABLISHMENT OF SERIES AND CLASSES

Section 2. The establishment of any Series or Class thereof shall be effective upon the adoption of a resolution by a majority of the then Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series or Class, whether directly in such resolution or by reference to, or approval of, another document that sets forth such relative rights and preferences of the Shares of such Series or Class including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution. At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the Trustees may by a majority vote abolish such Series or Class and the establishment and designation thereof.

OWNERSHIP OF SHARES

Section 3. The ownership of Shares shall be recorded in the books of the Trust or a transfer or similar agent. The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or by any transfer or similar agent, as the case may be, shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.

INVESTMENT IN THE TRUST

Section 4. The Trustees shall accept investments in the Trust from such persons and on such terms as they may, from time to time, authorize. Such investments may be in the form of cash, securities, or other property in which the appropriate Series is authorized to invest, valued as provided in Article X, Section 3. After the date of the initial contribution of capital, the number of Shares to represent the initial contribution may in the Trustees' discretion be considered as outstanding, and the amount received by the Trustees on account of the contribution shall be treated as an asset of the Trust. Subsequent investments in the Trust shall be credited to each Shareholder's account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received; provided, however, that the Trustees may, in their sole discretion (a) impose a sales charge or other fee upon investments in the Trust or Series or any Classes thereof, and (b) issue fractional Shares.

ASSETS AND LIABILITIES OF SERIES AND CLASSES

Section 5. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that Series. In addition, any assets, income, earnings, profits, and proceeds thereof, funds, or payments that are not readily identifiable as belonging to any particular Series or Class, shall be allocated by the Trustees between and among one or more of the Series or Classes in such manner as they, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes and shall be referred to as assets belonging to that Series or Class. The assets belonging to a particular Series shall be so recorded upon the books of the Trust or of its agent or agents and shall be held by the Trustees in trust for the benefit of the holders of Shares of that Series.

The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges, and reserves attributable to that Series, except that liabilities and expenses may, in the Trustees' discretion, be allocated solely to a particular Class and, in which case, shall be borne by that Class. Any general liabilities, expenses, costs, charges, or reserves of the Trust that are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Trustees between or among any one or more of the Series or Classes in such manner as the Trustees, in their sole discretion, deem fair and equitable and shall be referred to as "liabilities belonging to" that Series or Class. Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt. No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.

NO PREEMPTIVE RIGHTS

Section 6. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees.

STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY

Section 7. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every shareholder by virtue of having become a shareholder shall be held to have expressly assented and agreed to be bound by the terms hereof. No Shareholder of the Trust and of each Series shall be personally liable for the debts, liabilities, obligations, and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may, at any time, personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract, or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust or to a Series shall include a recitation limiting the obligation represented thereby to the Trust or to one or more Series and its or their assets (but the omission of such a recitation shall not operate to bind any Shareholder or Trustee).

ARTICLE IV

THE TRUSTEES

MANAGEMENT OF THE TRUST

Section 1. The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility.

INITIAL TRUSTEES; ELECTION

Section 2. The initial Trustees shall be at least three individuals who shall affix their signatures hereto. On a date fixed by the Trustees, the Shareholders shall elect not less than three Trustees. A Trustee shall not be required to be a Shareholder of the Trust.

TERM OF OFFICE OF TRUSTEES

Section 3. The Trustees shall hold office during the lifetime of this Trust, and until its termination as hereinafter provided; except (a) that any Trustee may resign his trust by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument, signed by at least two-thirds (2/3) of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) a Trustee may be removed at any special meeting of the Trust by a vote of two-thirds (2/3) of the outstanding Shares.

RESIGNATION AND APPOINTMENT OF TRUSTEES

Section 4. In case of the declination, death, resignation, retirement, or removal of any of the Trustees, or in case a vacancy shall, by reason of an increase in number of the Trustees, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the 1940 Act. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation, or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation, or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this Trust, the Trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The foregoing power of appointment is subject to the provisions of Section 16(a) of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission.

TEMPORARY ABSENCE OF TRUSTEES

Section 5. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (6) months at any one time to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided.

NUMBER OF TRUSTEES

Section 6. The number of Trustees, not less than three (3) nor more than [twelve (12)]fourteen (14), serving hereunder at any time shall be determined by the Trustees themselves.

Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, or while any Trustee is physically or mentally incapacitated by reason of disease or otherwise, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy or incapacity shall be conclusive.

EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE

Section 7. The death, declination, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

OWNERSHIP OF ASSETS OF THE TRUST

Section 8. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in the Trust or Series.

ARTICLE V

POWERS OF THE TRUSTEES

POWERS

Section 1. The Trustees, in all instances, shall act as principals and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. Except as otherwise provided herein or in the 1940 Act, the Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments that they, in their discretion, shall deem proper to accomplish the purpose of this Trust. Subject to any applicable limitation in this Declaration of Trust or the Bylaws of the Trust, if any, the Trustees shall have power and authority:

(a) To invest and reinvest cash and other property, and to hold cash or other property uninvested without, in any event, being bound or limited by any present or future law or custom in regard to investments by Trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on, and lease any or all of the assets of the Trust.

(b) To adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders.

(c) To elect and remove such officers and appoint and terminate such agents as they consider appropriate.

(d) To employ one or more banks, trust companies, companies that are members of a national securities exchange, or other entities permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, as custodians of any assets of the Trust subject to any conditions set forth in this Declaration of Trust or in the Bylaws, if any.

(e) To retain a transfer agent and Shareholder servicing agent, or both.

(f) To provide for the distribution of interests of the Trust either through a Principal Underwriter in the manner hereinafter provided for or by the Trust itself, or both.

(g) To set record dates in the manner hereinafter provided for.

(h) To delegate such authority as they consider desirable to any officers of the Trust and to any investment adviser, manager, custodian, underwriter, or other agent or independent contractor.

(i) To sell or exchange any or all of the assets of the Trust, subject to the provisions of Article XII, Section 4 hereof.

(j) To vote or give assent or exercise any rights of ownership with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper.

(k) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities.

(l) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered, or other negotiable form; or either in its own name or in the name of a custodian or a nominee or nominees.

(m) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article III and to establish Classes of such Series having relative rights, powers, and duties as the Trustees may provide consistent with applicable laws.

(n) To allocate assets, liabilities, and expenses of the Trust to a particular Series or Class, as appropriate, or to apportion the same between or among two or more Series or Classes, as appropriate, provided that any liabilities or expenses incurred by a particular Series or Class shall be payable solely out of the assets belonging to that Series as provided for in Article III.

(o) To consent to or participate in any plan for the reorganization, consolidation, or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust.

(p) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including, but not limited to, claims for taxes.

(q) To make distributions of income and of capital gains to Shareholders in the manner hereinafter provided for.

(r) To borrow money, and to pledge, mortgage, or hypothecate the assets of the Trust, subject to the applicable requirements of the 1940 Act.

(s) To establish, from time to time, a minimum total investment for Shareholders and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder.

(t) To operate as and carry on the business of an investment company and to exercise all the powers necessary and appropriate to the conduct of such operations.

(u) To interpret the investment policies, practices or limitations of any Series.

(v) To issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, and otherwise deal in Shares and, subject to the provisions set forth in Article III and Article X, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust, or the particular Series of the Trust, with respect to which such Shares are issued.

(w) Notwithstanding any other provision hereof, to invest all or a portion of the assets of any Series in one or more open[-]-end investment companies, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company or companies or by any other method approved by the Trustees.

(x) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series and not an action in an individual capacity.

The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust or any Series or Class thereof.

No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

TRUSTEES AND OFFICERS AS SHAREHOLDERS

Section 2. Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person of any firm or company in which he is interested, subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the Bylaws, if any.

ACTION BY THE TRUSTEES

Section 3. Except as otherwise provided herein or in the 1940 Act, the Trustees shall act by majority vote at a meeting duly called or by unanimous written consent without a meeting or by telephone consent provided a quorum of Trustees participate in any such telephonic meeting, unless the 1940 Act requires that a particular action be taken only at a meeting at which the Trustees are present in person. At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman of the Trustees or by any two other Trustees. Notice of the time, date, and place of all meetings of the Trustees shall be given by the party calling the meeting to each Trustee by telephone, telefax, telegram, or other electro-mechanical means sent to his home or business address at least twenty-four (24) hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two (72) hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one of their number their authority to approve particular matters or take particular actions on behalf of the Trust. Written consents or waivers of Trustees may be executed in one or more counterparts. Execution of a written consent or waiver and delivery thereof to the Trust may be accomplished by telefax or other electro-mechanical means.

CHAIRMAN OF THE TRUSTEES

Section 4. The Trustees may appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be the chief executive, financial and accounting officer of the Trust.

ARTICLE VI

EXPENSES OF THE TRUST

TRUSTEE REIMBURSEMENT

Section 1. Subject to the provisions of Article III, Section 5, the Trustees shall be reimbursed from the Trust estate or the assets belonging to the appropriate Series for their expenses and disbursements, including, without limitation, fees and expenses of Trustees who are not Interested Persons of the Trust; interest expense, taxes, fees and commissions of every kind; expenses of pricing Trust portfolio securities; expenses of issue, repurchase and redemption of shares including expenses attributable to a program of periodic repurchases or redemptions, expenses of registering and qualifying the Trust and its Shares under Federal and state laws and regulations; charges of custodians, transfer agents, and registrars; expenses of preparing and setting up in type prospectuses and statements of additional information; expenses of printing and distributing prospectuses sent to existing Shareholders; auditing and legal expenses; reports to Shareholders; expenses of meetings of Shareholders and proxy solicitations therefor; insurance expense; association membership dues; and for such non-recurring items as may arise, including litigation to which the Trust is a party; and for all losses and liabilities by them incurred in administering the Trust, and for the payment of such expenses, disbursements, losses, and liabilities the Trustees shall have a lien on the assets belonging to the appropriate Series prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

ARTICLE VII

INVESTMENT ADVISER, PRINCIPAL UNDERWRITER, AND TRANSFER AGENT

INVESTMENT ADVISER

Section 1. Subject to [a Majority Shareholder Vote]applicable requirements of the 1940 Act, as modified by or interpreted by any applicable order of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, the Trustees may, in their discretion and from time to time, enter into an investment advisory or management contract(s) with respect to the Trust or any Series thereof whereby the other party(ies) to such contract(s) shall undertake to furnish the Trustees such management, investment advisory, statistical, and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions, as the Trustees may, in their discretion, determine. Notwithstanding any provisions of this Declaration of Trust, the Trustees may authorize the investment adviser(s) (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities and other investment instruments of the Trust on behalf of the Trustees or may authorize any officer, agent, or Trustee to effect such purchases, sales, or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales, and exchanges shall be deemed to have been authorized by all of the Trustees.

The Trustees may, subject to applicable requirements of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, including those relating to Shareholder approval, authorize the investment adviser to employ one or more sub-advisers from time to time to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and sub-adviser.

PRINCIPAL UNDERWRITER

Section 2. The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive contract(s) on behalf of the Trust or any Series or Class thereof providing for the sale of the Shares, whereby the Trust may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as may be prescribed in the Bylaws, if any, and such further terms and conditions as the Trustees may, in their discretion, determine not inconsistent with the provisions of this Article VII or of the Bylaws, if any. Such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust.

TRANSFER AGENT

Section 3. The Trustees may, in their discretion and from time to time, enter into one or more transfer agency and Shareholder service contracts whereby the other party shall undertake to furnish the Trustees with transfer agency and Shareholder services. Such contracts shall be on such terms and conditions as the Trustees may, in their discretion, determine not inconsistent with the provisions of this Declaration of Trust or of the Bylaws, if any. Such services may be provided by one or more entities.

PARTIES TO CONTRACT

Section 4. Any contract of the character described in Sections 1, 2 and 3 of this Article VII or in Article IX hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article VII or the Bylaws, if any. The same person (including a firm, corporation, partnership, trust, or association) may be the other party to contracts entered into pursuant to Sections 1, 2 and 3 above or Article IX, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 4.

PROVISIONS AND AMENDMENTS

Section 5. Any contract entered into pursuant to Sections 1 and 2 of this Article VII shall be consistent with and subject to the requirements of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission (or other applicable Act of Congress hereafter enacted), with respect to its continuance in effect, its amendment, its termination, and the method of authorization and approval of such contract or renewal thereof.

ARTICLE VIII

SHAREHOLDERS' VOTING POWERS AND MEETINGS

VOTING POWERS

Section 1. The Shareholders shall have power to vote (a) for the election of Trustees as provided in Article IV, Section 2; (b) for the removal of Trustees as provided in Article IV, Section 3(d); (c) with respect to any investment advisory or management contract as provided in Article VII, Sections 1 and 5; (d) with respect to any termination, merger, consolidation, reorganization, or sale of assets of the Trust or any of its Series or Classes as provided in Article XII, Section 4; (e) with respect to the amendment of this Declaration of Trust as provided in Article XII, Section 7; (f) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, provided, however, that a Shareholder of a particular Series shall not be entitled to bring any derivative or class action on behalf of any other Series of the Trust; and (g) with respect to such additional matters relating to the Trust as may be required or authorized by law, by this Declaration of Trust, or the Bylaws of the Trust, if any, or any registration of the Trust with the Commission or any state, as the Trustees may consider desirable.

On any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Series, except as provided in the following sentence and except (a) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (b) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. The Trustees may also determine that a matter affects only the interests of one or more Classes of a Series, in which case, any such matter shall be voted on by such Class or Classes. A Shareholder of each Series or Class thereof shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per share) of such Series or Class thereof on any matter on which such Shareholder is entitled to vote, and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust, if any, to be taken by Shareholders.

MEETINGS

Section 2. The first Shareholders' meeting shall be held as specified in Section 2 of Article IV at the principal office of the Trust or such other place as the Trustees may designate. Special meetings of the Shareholders of any Series may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth (1/10) of the outstanding Shares entitled to vote. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission, seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record. Shareholders shall be entitled to at least fifteen (15) days' notice of any meeting.

QUORUM AND REQUIRED VOTE

Section 3. A majority of Shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any Series or Class shall vote as a Series or Class then a majority of the aggregate number of Shares of that Series or Class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series or Class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by applicable law or by any provision of this Declaration of Trust or the Bylaws, if any, a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series or Class shall vote as a Series or Class, then a majority of the Shares of that Series or Class voted on the matter shall decide that matter insofar as that Series or Class is concerned. Shareholders may act by unanimous written consent. Actions taken by a Series or Class may be consented to unanimously in writing by Shareholders of that Series or Class.

DERIVATIVE ACTION

Section 4. A Shareholder may bring derivative action on behalf of the Trust only if the Shareholder or Shareholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment advisor or underwriter.

ARTICLE IX

CUSTODIAN

APPOINTMENT AND DUTIES

Section 1. The Trustees shall at all times employ a bank, a company that is a member of a national securities exchange, trust company, or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, having capital, surplus, and undivided profits of at least two million dollars ($2,000,000), or such other amount as shall be allowed by the Commission or by the 1940 Act, as custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Bylaws of the Trust, if any:

(1) to hold the securities owned by the Trust and deliver the same upon written order or oral order, if confirmed in writing, or by such electro-mechanical or electronic devices as are agreed to by the Trust and the custodian, if such procedures have been authorized in writing by the Trust;

(2) to receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct; and

(3) to disburse such funds upon orders or vouchers;

and the Trust may also employ such custodian as its agent:

(1) to keep the books and accounts of the Trust and furnish clerical and accounting services; and

(2) to compute, if authorized to do so, the Net Asset Value of any Series or Class thereof in accordance with the provisions hereof; all upon such basis of compensation as may be agreed upon between the Trustees and the custodian.

The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank, a company that is a member of a national securities exchange, trust company, or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, having capital, surplus, and undivided profits of at least two million dollars ($2,000,000), or such other amount as shall be allowed by the Commission or by the 1940 Act.

CENTRAL DEPOSITORY SYSTEM

Section 2. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934 or such other person as may be permitted by the Commission or otherwise in accordance with the 1940 Act, pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities; provided that all such deposits shall be subject to withdrawal only upon the order of the Trust or its custodian, subcustodians, or other authorized agents.

ARTICLE X

DISTRIBUTIONS, REDEMPTIONS AND DETERMINATION OF NET ASSET VALUE

DISTRIBUTIONS

Section 1.

(a) The Trustees may from time to time declare and pay dividends. The amount of such dividends and the payment of them shall be wholly in the discretion of the Trustees.

(b) The Trustees shall have the power, to the fullest extent permitted by the laws of Massachusetts, at any time to declare and cause to be paid dividends on Shares of a particular Series, from the assets belonging to that Series, which dividends, at the election of the Trustees, may be paid daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, and may be payable in Shares of that Series, or Classes thereof, at the election of each Shareholder of that Series.

The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans, or related plans as the Trustees shall deem appropriate.

(c) Anything in this instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute a dividend of stock or other property pro rata among the Shareholders of a particular Series, or Class thereof, as of the record date of that Series or Class fixed as provided in Article XII, Section 3.

REDEMPTIONS

Section 2. In case any holder of record of Shares of a particular Series or Class of a Series desires to dispose of his Shares, he may deposit at the office of the transfer agent or other authorized agent of that Series a written request or such other form of request as the Trustees may, from time to time, authorize, requesting that the Series purchase the Shares in accordance with this Section 2; and the Shareholder so requesting shall be entitled to require the Series to purchase, and the Series or the principal underwriter of the Series shall purchase his said Shares, but only at the Net Asset Value thereof (as described in Section 3 hereof). The Series shall make payment for any such Shares to be redeemed, as aforesaid, in cash or property from the assets of that Series, and payment for such Shares less any applicable deferred sales charges and/or fees shall be made by the Series or the principal underwriter of the Series to the Shareholder of record within seven (7) days after the date upon which the request is effective.

DETERMINATION OF NET ASSET VALUE AND VALUATION OF PORTFOLIO ASSETS

Section 3. The term "Net Asset Value" of any Series or Class shall mean that amount by which the assets of that Series or Class exceed its liabilities, all as determined by or under the direction of the Trustees. Such value per Share shall be determined separately for each Series or Class of Shares and shall be determined on such days and at such times as the Trustees may determine. Such determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees, provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the rules, regulations, and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any order of the Commission applicable to the Series. The Trustees may delegate any of its powers and duties under this Section 3 with respect to appraisal of assets and liabilities. At any time, the Trustees may cause the value per Share last determined to be determined again in a similar manner and may fix the time when such redetermined value shall become effective.

SUSPENSION OF THE RIGHT OF REDEMPTION

Section 4. The Trustees may declare a suspension of the right of redemption or postpone the date of payment as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trustees shall specify, but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share existing after the termination of the suspension. In the event that any Series is divided into Classes, the provisions of this Section, to the extent applicable as determined in the discretion of the Trustees and consistent with applicable law, may be equally applied to each such Class.

REDEMPTION OF SHARES

Section 5. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees, including, but not limited to, (i) the determination of the Trustees that direct or indirect ownership of Shares of any Series has or may become concentrated in such Shareholder to an extent that would disqualify any Series as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto), (ii) the failure of a Shareholder to supply a tax identification number if required to do so, or (iii) the failure of a Shareholder to pay when due for the purchase of Shares issued to him. The redemption shall be effected at the redemption price and in the manner provided in this Article X.

The holders of Shares shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other taxing authority.

ARTICLE XI

LIMITATION OF LIABILITY AND INDEMNIFICATION

LIMITATION OF LIABILITY

Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee, or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

INDEMNIFICATION OF COVERED PERSONS

Section 2.

(a) Subject to the exceptions and limitations contained in Section (b) below:

(i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office,

(A) by the court or other body approving the settlement;

(B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer, and shall inure to the benefit of the heirs, executors, and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in Paragraph (a) of this Section 2 may be paid by the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking; (ii) the Trust is insured against losses arising out of any such advance payments; or (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

INDEMNIFICATION OF SHAREHOLDERS

Section 3. In case any Shareholder or former Shareholder of any Series of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators, or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Series shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon.

ARTICLE XII

MISCELLANEOUS

TRUST NOT A PARTNERSHIP, ETC.

Section 1. It is hereby expressly declared that a trust is created hereby and not a partnership, joint stock association, corporation, bailment, or any form of a legal relationship other than a trust. No Trustee hereunder shall have any power to personally bind either the Trust's officers or any Shareholder. All persons extending credit to, contracting with, or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series for payment under such credit, contract, or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present, or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

TRUSTEES' GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY

Section 2. The exercise by the Trustees of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of Section 1 of this Article XII and to Article XI, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of Section 1 of this Article XII and to Article XI, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

ESTABLISHMENT OF RECORD DATES

Section 3. The Trustees may close the stock transfer books of the Trust for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for the payment of any dividends, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for payment of any dividends, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed or aforesaid.

DURATION; TERMINATION OF TRUST, A SERIES OR A CLASS; MERGERS, ETC.

Section 4.1. Duration. The Trust shall continue without limitation of time, but subject to the provisions of this Article XII.

Section 4.2. Termination of the Trust, a Series or a Class.

(a) Subject to applicable Federal and state law, the Trust or any Series or Class thereof may be terminated:

(i) by Majority Shareholder Vote of the Trust, each Series affected, or each Class affected, as the case may be; or

(ii) without the vote or consent of Shareholders by a majority of the Trustees either at a meeting or by written consent.

The Trustees shall provide written notice to the affected Shareholders of a termination effected under clause (ii) above. Upon the termination of the Trust or the Series or Class,

(i) the Trust or the Series or Class shall carry on no business except for the purpose of winding up its affairs;

(ii) the Trustees shall proceed to wind up the affairs of the Trust or the Series or Class, and all of the powers of the Trustees under this Declaration of Trust shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or the Series or Class thereof; collect its assets; sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining Trust property or Trust property allocated or belonging to such Series or Class to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind; discharge or pay its liabilities; and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer, or other disposition of all or substantially all the Trust property or Trust property allocated or belonging to such Series or Class (other than as provided in (iii) below) shall require Shareholder approval in accordance with Section 4.3 below; and

(iii) after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or the remaining property of the terminated Series or Class, in cash or in kind or partly each, among the Shareholders of the Trust or the Series or Class according to their respective rights; and

(b) after termination of the Trust or the Series or Class and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust and file with the Secretary of The Commonwealth of Massachusetts, [as appropriate]if required, an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties with respect to the Trust or the terminated Series or Class, and the rights and interests of all Shareholders of the Trust or the terminated Series or Class shall thereupon cease.

Section 4.3. Merger, Consolidation, and Sale of Assets. Subject to applicable Federal and state law and except as otherwise provided in Section 4.4 below, the Trust or any Series or Class thereof may merge or consolidate with any other corporation, association, trust, or other organization or may sell, lease, or exchange all or [substantially all]a portion of the Trust property or Trust property allocated or belonging to such Series or Class, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for such purpose by a Majority Shareholder Vote of the Trust or affected Series or Class, as the case may be. [Any such merger, consolidation, sale, lease, or exchange shall be deemed for all purposes to have been accomplished under and pursuant to Massachusetts law]Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

Section 4.4. Incorporation; Reorganization. Subject to applicable Federal and state law, the Trustees may without the vote or consent of Shareholders cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, limited liability company, association, or other organization to take over all or a portion of the Trust property or all or a portion of the Trust property allocated or belonging to such Series or Class or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property or the Trust property allocated or belonging to such Series or Class to any such corporation, trust, limited liability company, partnership, association, or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, limited liability company, association, or organization, or any corporation, partnership, limited liability company, trust, association, or organization in which the Trust or such Series holds or is about to acquire shares or any other interest. Subject to applicable Federal and state law, the Trustees may also cause a merger or consolidation between the Trust or any successor thereto or any Series or Class thereof and any such corporation, trust, partnership, limited liability company, association, or other organization. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organizations and selling, conveying, or transferring the Trust property or a portion of the Trust property to such organization or entities; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this Section 4.4, the Trust or any Series or Class thereof sells, conveys, or transfers [substantially] all or a portion of of its assets to another entity or merges or consolidates with another entity. Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

FILING OF COPIES, REFERENCES, AND HEADINGS

Section 5. The original or a copy of this instrument and of each Declaration of Trust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental Declaration of Trust shall be filed by the Trustees with the Secretary of The Commonwealth of Massachusetts and the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such supplemental Declarations of Trust have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such supplemental Declaration of Trust. In this instrument or in any such supplemental Declaration of Trust, references to this instrument and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such supplemental Declaration of Trust. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

APPLICABLE LAW

Section 6. The Trust set forth in this instrument is made in The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

AMENDMENTS

Section 7. Except as specifically provided herein, the Trustees may, without shareholder vote, amend or otherwise supplement this Declaration of Trust by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration of Trust. Shareholders shall have the right to vote (a) on any amendment that would affect their right to vote granted in Section 1 of Article VIII; (b) on any amendment that would alter the maximum number of Trustees permitted under Section 6 of Article IV; (c) on any amendment to this Section 7; (d) on any amendment as may be required by law or by the Trust's registration statement filed with the Commission; and (e) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders that, as the Trustees determine, shall affect the Shareholders of one or more Series or Classes shall be authorized by vote of the Shareholders of each Series or Class affected and no vote of shareholders of a Series or Class not affected shall be required. Notwithstanding anything else herein, any amendment to Article XI shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of Covered Persons prior to such amendment.

FISCAL YEAR

Section 8. The fiscal year of the Trust shall end on a specified date as set forth in the Bylaws, if any, provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust.

USE OF THE WORD "FIDELITY"

Section 9. Fidelity Management & Research Company ("FMR") has consented to the use by any Series of the Trust of the identifying word "Fidelity" in the name of any Series of the Trust at some future date. Such consent is conditioned upon the employment of FMR or a subsidiary or affiliate thereof as investment adviser of each Series of the Trust. As between the Trust and itself, FMR controls the use of the name of the Trust insofar as such name contains the identifying word "Fidelity." FMR may from time to time use the identifying word "Fidelity" in other connections and for other purposes, including, without limitation, in the names of other investment companies, corporations, or businesses that it may manage, advise, sponsor or own or in which it may have a financial interest. FMR may require the Trust or any Series thereof to cease using the identifying word "Fidelity" in the name of the Trust or any Series thereof if the Trust or any Series thereof ceases to employ FMR or a subsidiary or affiliate thereof as investment adviser.

PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS

Section 10. (a) The provisions of this Declaration of Trust are severable, and, if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

(b) If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

IN WITNESS WHEREOF, the undersigned, being all of the Trustees of the Trust, have executed this instrument as of the date set forth above.

[SIGNATURE LINES OMITTED]

EXHIBIT 2

UNDERLINED DISCLOSURE WILL BE ADDED
[BRACKETED] DISCLOSURE WILL BE DELETED

FORM OF SUB-ADVISORY AGREEMENT

between

FIDELITY MANAGEMENT & RESEARCH COMPANY

and

FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.

and

VARIABLE INSURANCE PRODUCTS FUND II ON BEHALF OF

{NAME OF EACH PORTFOLIO OMITTED}

AGREEMENT made this [1st]__ _ day of [December, 1994]_____,.___, by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (U.K.) Inc. (hereinafter called the "Sub-Advisor"); and Variable Insurance Products Fund II, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of {NAME OF EACH PORTFOLIO OMITTED} (hereinafter called the "Portfolio").

WHEREAS the Trust and the Advisor have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

(c) Subsidiaries and Affiliates: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of [l]1934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

(a) Investment Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 110% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

(c) Provision of Multiple Services: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor[e]; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, [1995]20__, and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio[, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio]subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 3

UNDERLINED DISCLOSURE WILL BE ADDED
[BRACKETED] DISCLOSURE WILL BE DELETED

FORM OF SUB-ADVISORY AGREEMENT

between

FIDELITY MANAGEMENT & RESEARCH COMPANY

and

FIDELITY MANAGEMENT & RESEARCH (Far East) INC.

and

VARIABLE INSURANCE PRODUCTS FUND II ON BEHALF OF

{NAME OF EACH PORTFOLIO OMITTED}

AGREEMENT made this [1st]___ day of [December, 1994]______, ___, by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (Far East) Inc. (hereinafter called the "Sub-Advisor"); and Variable Insurance Products Fund II, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of {NAME OF EACH PORTFOLIO OMITTED} (hereinafter called the "Portfolio").

WHEREAS the Trust and the Advisor have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

(c) Subsidiaries and Affiliates: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of [l]1934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

(a) Investment Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 105% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

(c) Provision of Multiple Services: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations [therefor[e]; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, [1995]20__, and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio[, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio]subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 4

Funds Advised by FMR - Table of Average Net Assets and Expense Ratios (a)

Investment Objective and Fund	Fiscal Year End (a)	Average Net Assets (millions)(b)	Ratio of Net Advisory Fees to Average Net Assets Paid to FMR (c)
Growth
Large Cap Stock(g)	4/30/99	$ 286.2	0.54%
Mid Cap Stock(g)	4/30/99	1,687.0	0.50
Small Cap Stock(g)	4/30/99	557.9	0.73
Contrafund II(g)	6/30/99	566.7	0.59
Fidelity Fifty(g)	6/30/99	180.5	0.46
Advisor Focus Funds:
Consumer Industries:(g)
Class A	7/31/99	2.7	0.58
Class T	7/31/99	17.5	0.58
Class B	7/31/99	7.5	0.58
Class C	7/31/99	1.9	0.58
Institutional Class	7/31/99	5.0	0.58
Cyclical Industries:(g)
Class A	7/31/99	0.6	0.58
Class T	7/31/99	2.8	0.58
Class B	7/31/99	1.1	0.58
Class C	7/31/99	0.5	0.58
Institutional Class	7/31/99	1.9	0.58
Financial Services:(g)
Class A	7/31/99	23.2	0.58
Class T	7/31/99	111.8	0.58
Class B	7/31/99	76.1	0.58
Class C	7/31/99	25.5	0.58
Institutional Class	7/31/99	8.0	0.58
Health Care:(g)
Class A	7/31/99	40.3	0.58
Class T	7/31/99	186.3	0.58
Class B	7/31/99	130.3	0.58
Class C	7/31/99	57.0	0.58
Institutional Class	7/31/99	20.0	0.58
Natural Resources:(g)
Class A	7/31/99	6.3	0.58
Class T	7/31/99	274.3	0.58
Class B	7/31/99	40.3	0.58
Class C	7/31/99	4.9	0.58
Institutional Class	7/31/99	4.0	0.58
Technology:(g)
Class A	7/31/99	42.1	0.58
Class T	7/31/99	192.9	0.58
Class B	7/31/99	118.4	0.58
Class C	7/31/99	34.3	0.58
Institutional Class	7/31/99	16.7	0.58
Utilities Growth:(g)
Class A	7/31/99	6.7	0.58
Class T	7/31/99	32.9	0.58
Class B	7/31/99	29.3	0.58
Class C	7/31/99	9.2	0.58
Institutional Class	7/31/99	4.4	0.58
Blue Chip Growth(g)	7/31/99	$ 20,095.3	0.47%
Dividend Growth(g)	7/31/99	10,816.0	0.64
Low-Priced Stock(g)	7/31/99	8,273.4	0.82
OTC Portfolio(g)	7/31/99	5,575.5	0.50
Export and Multinational Fund(g)	8/31/99	404.7	0.58
Destiny I:(g)
Class O	9/30/99	7,214.4	0.29
Class N(e)	9/30/99	0.2	0.29(d)
Destiny II:(g)
Class O	9/30/99	5,093.0	0.45
Class N(e)	9/30/99	0.5	0.45(d)
Advisor Diversified International:(e)(f)(x)
Class A	10/31/99	1.9	0.72(d)
Class T	10/31/99	11.8	0.72(d)
Class B	10/31/99	4.0	0.72(d)
Class C	10/31/99	3.4	0.72(d)
Institutional Class	10/31/99	1.6	0.72(d)
Advisor Emerging Asia:(e)(f)
Class A	10/31/99	82.3	1.07
Class T	10/31/99	0.7	1.07(d)
Class B	10/31/99	0.4	1.07(d)
Class C	10/31/99	0.3	1.07(d)
Institutional Class	10/31/99	0.1	1.07(d)
Advisor Europe Capital Appreciation:(e)(f)(x)
Class A	10/31/99	1.5	0.72(d)
Class T	10/31/99	8.4	0.72(d)
Class B	10/31/99	2.5	0.72(d)
Class C	10/31/99	2.6	0.72(d)
Institutional Class	10/31/99	0.7	0.72(d)
Advisor Global Equity:(e)(f)(x)
Class A	10/31/99	1.4	0.73(d)
Class T	10/31/99	2.2	0.73(d)
Class B	10/31/99	1.5	0.73(d)
Class C	10/31/99	1.7	0.73(d)
Institutional Class	10/31/99	1.1	0.73(d)
Advisor International Capital Appreciation:(f)(x)
Class A	10/31/99	1.6	0.73
Class T	10/31/99	21.1	0.73
Class B	10/31/99	6.0	0.73
Class C	10/31/99	3.7	0.73
Institutional Class	10/31/99	5.9	0.73
Advisor Japan:(e)(f)(x)
Class A	10/31/99	2.3	0.72(d)
Class T	10/31/99	8.4	0.72(d)
Class B	10/31/99	5.7	0.72(d)
Class C	10/31/99	6.4	0.72(d)
Institutional Class	10/31/99	1.3	0.72(d)
Advisor Latin America:(e)(f)(x)
Class A	10/31/99	$ 0.6	0.73%(d)
Class T	10/31/99	0.8	0.73(d)
Class B	10/31/99	0.7	0.73(d)
Class C	10/31/99	0.6	0.73(d)
Institutional Class	10/31/99	0.4	0.73(d)
Advisor Overseas:(f)
Class A	10/31/99	16.5	0.90
Class T	10/31/99	1,212.8	0.90
Class B	10/31/99	70.9	0.90
Class C	10/31/99	22.3	0.90
Institutional Class	10/31/99	81.3	0.90
Aggressive International(f)	10/31/99	441.9	0.83
Canada(f)	10/31/99	45.3	0.32
Capital Appreciation(g)	10/31/99	2,734.2	0.43
Disciplined Equity(g)	10/31/99	3,168.8	0.42
Diversified International (f)	10/31/99	2,607.3	0.83
Emerging Markets(f)	10/31/99	343.0	0.73
Europe(f)	10/31/99	1,467.1	0.60
Europe Capital Appreciation(f)	10/31/99	568.9	0.66
France(f)	10/31/99	12.8	0.00(z)
Germany(f)	10/31/99	24.6	0.74
Hong Kong and China(f)	10/31/99	148.8	0.73
Japan(f)	10/31/99	450.4	0.86
Japan Small Companies(f)	10/31/99	668.5	0.72
Latin America(f)	10/31/99	329.7	0.73
Nordic(f)	10/31/99	104.8	0.73
Overseas(f)	10/31/99	3,964.2	0.92
Pacific Basin(f)	10/31/99	352.2	0.92
Small Cap Selector(g)	10/31/99	582.3	0.42
Southeast Asia(f)	10/31/99	300.1	0.89
Stock Selector(g)	10/31/99	1,676.3	0.38
TechnoQuant Growth(g)	10/31/99	50.6	0.33
United Kingdom(f)	10/31/99	6.7	0.00(z)
Value(g)	10/31/99	5,311.3	0.32
Worldwide(f)	10/31/99	962.4	0.73
Advisor Dividend Growth:(g)(h)
Class A	11/30/99	23.1	0.58
Class T	11/30/99	172.6	0.58
Class B	11/30/99	145.7	0.58
Class C	11/30/99	79.3	0.58
Institutional Class	11/30/99	24.1	0.58
Advisor Equity Growth:(g)(h)
Class A	11/30/99	$ 236.8	0.58%
Class T	11/30/99	6,598.6	0.58
Class B	11/30/99	789.5	0.58
Class C	11/30/99	221.9	0.58
Institutional Class	11/30/99	1,262.1	0.58
Advisor Growth Opportunities:(g)(h)
Class A	11/30/99	526.9	0.43
Class T	11/30/99	25,620.7	0.43
Class B	11/30/99	1,976.6	0.43
Class C	11/30/99	537.7	0.43
Institutional Class	11/30/99	635.8	0.43
Advisor Large Cap:(g)(h)
Class A	11/30/99	11.8	0.58
Class T	11/30/99	172.1	0.58
Class B	11/30/99	72.7	0.58
Class C	11/30/99	15.8	0.58
Institutional Class	11/30/99	12.1	0.58
Advisor Mid Cap:(g)(h)
Class A	11/30/99	17.0	0.58
Class T	11/30/99	424.8	0.58
Class B	11/30/99	93.4	0.58
Class C	11/30/99	22.2	0.58
Institutional Class	11/30/99	42.9	0.58
Advisor Retirement Growth:(g)(h)(x)
Class A	11/30/99	1.8	0.58
Class T	11/30/99	10.8	0.58
Class B	11/30/99	6.0	0.58
Class C	11/30/99	3.5	0.58
Institutional Class	11/30/99	0.5	0.58
Advisor Small Cap:(g)(h)
Class A	11/30/99	33.4	0.73
Class T	11/30/99	231.8	0.73
Class B	11/30/99	95.2	0.73
Class C	11/30/99	77.2	0.73
Institutional Class	11/30/99	43.0	0.73
Advisor TechnoQuant Growth: (g)(h)
Class A	11/30/99	3.2	0.58
Class T	11/30/99	15.1	0.58
Class B	11/30/99	12.0	0.58
Class C	11/30/99	0.9	0.58
Institutional Class	11/30/99	1.1	0.58
Advisor Value Strategies:(g)(h)
Class A	11/30/99	5.0	0.35
Class T	11/30/99	420.3	0.35
Class B	11/30/99	94.0	0.35
Initial Class	11/30/99	18.7	0.35
Institutional Class	11/30/99	5.1	0.35
Aggressive Growth(g)(h)	11/30/99	$ 5,619.2	0.72%
Growth Company(g)(h)	11/30/99	13,628.6	0.51
New Millennium(g)(h)	11/30/99	2,232.6	0.74
Retirement Growth(g)(h)	11/30/99	5,370.5	0.43
Contrafund(g)(h)	12/31/99	41,975.2	0.45
Trend(g)(h)	12/31/99	1,274.3	0.37
Variable Insurance Products:
Growth(h)
Initial Class	12/31/99	13,569.8	0.58
Service Class	12/31/99	408.0	0.58
Overseas(f)(h)
Initial Class	12/31/99	2,157.5	0.73
Service Class	12/31/99	66.8	0.73
Variable Insurance Products II:
Contrafund(g)(h)
Initial Class	12/31/99	7,517.9	0.58
Service Class	12/31/99	356.3	0.58
Variable Insurance Products III:
Growth Opportunities(g)(h)
Initial Class	12/31/99	1,604.2	0.58
Service Class	12/31/99	244.4	0.58
Mid Cap(g)(h)
Initial Class	12/31/99	0.7	0.57
Service Class	12/31/99	3.9	0.57
Select Portfolios:
Air Transportation(g)(h)	2/29/00	55.8	0.58
Automotive(g)(h)	2/29/00	23.2	0.57
Banking(g)(h)	2/29/00	701.0	0.58
Biotechnology(g)(h)	2/29/00	1,298.4	0.59
Brokerage and Investment Management(g)(h)	2/29/00	476.6	0.58
Business Services and Outsourcing(g)(h)	2/29/00	64.4	0.58
Chemicals(g)(h)	2/29/00	38.6	0.58
Computers(g)(h)	2/29/00	2,400.1	0.58
Construction and Housing(g)(h)	2/29/00	16.4	0.58
Consumer Industries(g)(h)	2/29/00	74.6	0.58
Cyclical Industries(g)(h)	2/29/00	6.5	0.15(z)
Defense and Aerospace(g)(h)	2/29/00	35.0	0.58
Developing Communications(g)(h)	2/29/00	1,411.6	0.58
Electronics(g)(h)	2/29/00	4,649.2	0.58
Energy(g)(h)	2/29/00	207.4	0.58
Energy Service(g)(h)	2/29/00	685.1	0.58
Environmental Services(g)(h)	2/29/00	16.0	0.58
Financial Services(g)(h)	2/29/00	513.7	0.58
Food and Agriculture(g)(h)	2/29/00	151.1	0.58
Gold(g)(h)	2/29/00	190.2	0.58
Health Care(g)(h)	2/29/00	2,796.5	0.58
Home Finance(g)(h)	2/29/00	503.1	0.58
Industrial Equipment(g)(h)	2/29/00	35.3	0.58
Industrial Materials(g)(h)	2/29/00	22.6	0.59
Select Portfolios: continued
Insurance(g)(h)	2/29/00	$ 63.5	0.58%
Leisure(g)(h)	2/29/00	401.0	0.58
Medical Delivery(g)(h)	2/29/00	63.3	0.58
Medical Equipment and Systems(g)(h)	2/29/00	39.4	0.58
Multimedia(g)(h)	2/29/00	211.4	0.58
Natural Gas(g)(h)	2/29/00	58.5	0.58
Natural Resources(g)(h)	2/29/00	17.0	0.58
Paper and Forest Products (g)(h)	2/29/00	21.2	0.58
Retailing(g)(h)	2/29/00	182.3	0.57
Software and Computer Services(g)(h)	2/29/00	881.6	0.58
Technology(g)(h)	2/29/00	2,949.5	0.59
Telecommunications(g)(h)	2/29/00	1,171.1	0.58
Transportation(g)(h)	2/29/00	20.9	0.58
Utilities Growth(g)(h)	2/29/00	600.1	0.58
Magellan(g)(h)	3/31/00	97,656.1	0.57

(a) All fund data are as of the fiscal year end noted in the chart or as of March 31, 2000, if fiscal year end figures are not yet available.

(b) Average net assets are computed on the basis of average net assets of each fund or class at the close of business on each business day throughout its fiscal period.

(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by a (z). For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes, for presentation purposes. Funds so affected are indicated by an (x).

(d) Annualized

(e) Less than a complete fiscal year

(f) Fidelity Management & Research Company (FMR) has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIA (U.K.) L), with respect to the fund.

(g) FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East and FIJ with respect to the fund.

(h) Beginning January 1, 2001, FMR Co., Inc. (FMRC) will serve as sub-advisor for the fund. FMR will be primarily responsible for choosing investments for the fund. FMRC is a wholly owned subsidiary of FMR.

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*** CONTROL NUMBER: ____________ ***	B Please detach card at perforation before mailing. B

VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Variable Insurance Products Fund II: Asset Manager Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 11:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

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NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date _____________________, 2001

____________________________________________ ____________________________________________ ____________________________________________ ____________________________________________

Signature(s) (Title(s), if applicable)

PLEASE SIGN, DATE, AND RETURN

PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE

NOT VOTING BY PHONE.

cusip# 922175203/fund# 156

cusip# 922175609/fund# 467

cusip# 922175872/fund# 363

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 1.
2. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 2.

3. To elect the fourteen nominees specified below as Trustees:

J. Michael Cook

Ralph Cox

Phyllis Burke Davis

Robert M. Gates

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk

Marie L. Knowles

Ned C. Lautenbach

Peter S. Lynch

William O. McCoy

Marvin L. Mann

Robert C. Pozen

William S. Stavropoulos

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 3.
	FOR	AGAINST	ABSTAIN
4. To ratify the selection of Deloitte & Touche LLP as independent accountants of the fund.	(_)	(_)	(_) 4.
7. To amend the fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 7.

VIPII-PXC-0101	cusip# 922175203/fund# 156 cusip# 922175609/fund# 467 cusip# 922175872/fund# 363

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save Asset Manager: Growth Portfolio
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	B Please detach card at perforation before mailing. B

VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER: GROWTH PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Variable Insurance Products Fund II: Asset Manager: Growth Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 11:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date _____________________, 2001

_____________________________________________ _____________________________________________ _____________________________________________ _______________________________________________

Signature(s) (Title(s), if applicable)

PLEASE SIGN, DATE, AND RETURN

PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE

NOT VOTING BY PHONE.

cusip# 922175401/fund# 159

cusip# 922175708/fund# 468

cusip# 922175864/fund# 364

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 1.
2. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 2.

3. To elect the fourteen nominees specified below as Trustees:

J. Michael Cook

Ralph Cox

Phyllis Burke Davis

Robert M. Gates

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk

Marie L. Knowles

Ned C. Lautenbach

Peter S. Lynch

William O. McCoy

Marvin L. Mann

Robert C. Pozen

William S. Stavropoulos

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 3.
	FOR	AGAINST	ABSTAIN
4. To ratify the selection of Deloitte & Touche LLP as independent accountants of the fund.	(_)	(_)	(_) 4.
5. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for Asset Manager: Growth Portfolio.	(_)	(_)	(_) 5.
6. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for Asset Manager: Growth Portfolio.	(_)	(_)	(_) 6.
7. To amend the fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 7.

VIPII-PXC-0101	cusip# 922175401/fund# 159 cusip# 922175708/fund# 468 cusip# 922175864/fund# 364

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save Index 500 Portfolio
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	B Please detach card at perforation before mailing. B

VARIABLE INSURANCE PRODUCTS FUND II: INDEX 500 PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Variable Insurance Products Fund II: Index 500 Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 11:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date _____________________, 2001

____________________________________________ ____________________________________________ ____________________________________________ ____________________________________________

Signature(s) (Title(s), if applicable)

PLEASE SIGN, DATE, AND RETURN

PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE

NOT VOTING BY PHONE.

cusip# 922175302/fund# 157

cusip# 922175831/fund# 822

cusip# 922175856/fund# 366

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 1.
2. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 2.

3. To elect the fourteen nominees specified below as Trustees:

J. Michael Cook

Ralph Cox

Phyllis Burke Davis

Robert M. Gates

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk

Marie L. Knowles

Ned C. Lautenbach

Peter S. Lynch

William O. McCoy

Marvin L. Mann

Robert C. Pozen

William S. Stavropoulos

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 3.
	FOR	AGAINST	ABSTAIN
4. To ratify the selection of Deloitte & Touche LLP as independent accountants of the fund.	(_)	(_)	(_) 4.
7. To amend the fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 7.

VIPII-PXC-0101	cusip# 922175302/fund# 157 cusip# 922175831/fund# 822 cusip# 922175856/fund# 366

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save Contrafund Portfolio
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	B Please detach card at perforation before mailing. B

VARIABLE INSURANCE PRODUCTS FUND II: CONTRAFUND PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Variable Insurance Products Fund II: Contrafund Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 11:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date _____________________, 2001

_____________________________________________ _____________________________________________ _____________________________________________ _____________________________________________

Signature(s) (Title(s), if applicable)

PLEASE SIGN, DATE, AND RETURN

PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE

NOT VOTING BY PHONE.

cusip# 922175500/fund# 158

cusip# 922175807/fund# 470

cusip# 922175849/fund# 365

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 1.
2. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 2.

3. To elect the fourteen nominees specified below as Trustees:

J. Michael Cook

Ralph Cox

Phyllis Burke Davis

Robert M. Gates

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk

Marie L. Knowles

Ned C. Lautenbach

Peter S. Lynch

William O. McCoy

Marvin L. Mann

Robert C. Pozen

William S. Stavropoulos

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 3.
	FOR	AGAINST	ABSTAIN
4. To ratify the selection of Deloitte & Touche LLP as independent accountants of the fund.	(_)	(_)	(_) 4.
5. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for Asset Manager: Growth Portfolio.	(_)	(_)	(_) 5.
6. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for Asset Manager: Growth Portfolio.	(_)	(_)	(_) 6.
7. To amend the fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 7.

VIPII-PXC-0101	cusip# 922175500/fund# 158 cusip# 922175807/fund# 470 cusip# 922175856/fund# 366

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save Investment Grade Bond Portfolio
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	B Please detach card at perforation before mailing. B

VARIABLE INSURANCE PRODUCTS FUND II: INVESTMENT GRADE BOND PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Variable Insurance Products Fund II: Investment Grade Bond Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 11:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date _____________________, 2001

_____________________________________________ _____________________________________________ _____________________________________________ _____________________________________________

Signature(s) (Title(s), if applicable)

PLEASE SIGN, DATE, AND RETURN

PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE

NOT VOTING BY PHONE.

cusip# 922175104/fund# 155

cusip# 922175823/fund# 827

cusip# 922175880/fund# 367

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 1.
2. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 2.

3. To elect the fourteen nominees specified below as Trustees:

J. Michael Cook

Ralph Cox

Phyllis Burke Davis

Robert M. Gates

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk

Marie L. Knowles

Ned C. Lautenbach

Peter S. Lynch

William O. McCoy

Marvin L. Mann

Robert C. Pozen

William S. Stavropoulos

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 3.
	FOR	AGAINST	ABSTAIN
4. To ratify the selection of Deloitte & Touche LLP as independent accountants of the fund.	(_)	(_)	(_) 4.
7. To amend the fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 7.

VIPII-PXC-0101	cusip# 922175104/fund# 155 cusip# 922175823/fund# 827 cusip# 922175880/fund# 367

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save Asset Manager Portfolio, Asset Manager: Growth Portfolio, Index 500 Portfolio, Contrafund Portfolio, and Investment Grade Bond Portfolio
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	B Please detach card at perforation before mailing. B

VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER PORTFOLIO, ASSET MANAGER: GROWTH PORTFOLIO, INDEX 500 PORTFOLIO, CONTRAFUND PORTFOLIO, AND INVESTMENT GRADE BOND PORTFOLIO.
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Variable Insurance Products Fund II, as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 11:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date _____________________, 2001

_____________________________________________ _____________________________________________ _____________________________________________ _____________________________________________

Signature(s) (Title(s), if applicable)

PLEASE SIGN, DATE, AND RETURN

PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE

NOT VOTING BY PHONE.

Fund# 156, 467, 363, 364,159, 468, 365, 470, 158, 157, 366, 822, 155, 367, 827, HH

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
2. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.

3. To elect the fourteen nominees specified below as Trustees:

J. Michael Cook

Ralph Cox

Phyllis Burke Davis

Robert M. Gates

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk

Marie L. Knowles

Ned C. Lautenbach

Peter S. Lynch

William O. McCoy

Marvin L. Mann

Robert C. Pozen

William S. Stavropoulos

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
4. To ratify the selection of Deloitte & Touche LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
5. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for Asset Manager: Growth Portfolio and Contrafund Portfolio.	(_)	(_)	(_) 5.
6. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for Asset Manager: Growth Portfolio and Contrafund Portfolio.	(_)	(_)	(_) 6.
7. To amend each fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 7.

VIPII-PXC-0101

cusip# 922175203/fund# 156H

cusip# 922175609/fund# 467H

cusip# 922175872/fund# 363H

cusip# 922175401/fund# 159H

cusip# 922175708/fund# 468H

cusip# 922175864/fund# 364H

cusip# 922175302/fund# 157H

cusip# 922175831/fund# 822H

cusip# 922175856/fund# 366H

cusip# 922175500/fund# 158H

cusip# 922175807/fund# 470H

cusip# 922175856/fund# 366H

cusip# 922175104/fund# 155H

cusip# 922175823/fund# 827H

cusip# 922175880/fund# 367H